[CONFORMED COPY]

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                             BANKAMERICA CORPORATION

                                       TO

           BANKERS TRUST COMPANY OF CALIFORNIA, NATIONAL ASSOCIATION,
                                                                         Trustee

                                   ----------

                                    INDENTURE
                          Dated as of November 1, 1991

                                   ----------


                             Senior Debt Securities


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


                             BANKAMERICA CORPORATION

         Reconciliation and tie between Trust Indenture Act of 1939 and
                     Indenture, dated as of November 1, 1991

Trust Indenture Act Section                                    Indenture Section

ss. 310(a)(1) ..............................................   609
       (a)(2) ..............................................   609
       (a)(3) ..............................................   Not Applicable
       (a)(4) ..............................................   Not Applicable
       (a)(5) ..............................................   609
       (b) .................................................   608
                                                               610
       (c) .................................................   Not Applicable
ss. 311(a) .................................................   613(a)
       (b) .................................................   613(b)
       (b)(2) ..............................................   703(a)(3)
                                                               703(b)
ss. 312(a) .................................................   701
                                                               702(a)
       (b) .................................................   702(b)
       (c) .................................................   702(c)
ss. 313(a) .................................................   703(a)
       (b) .................................................   703(b)
       (c) .................................................   703(c)
       (d) .................................................   703(d)
ss. 314(a) .................................................   704, 1007
       (b) .................................................   Not Applicable
       (c)(1) ..............................................   102
       (c)(2) ..............................................   102
       (c)(3) ..............................................   Not Applicable
       (d) .................................................   Not Applicable
       (e) .................................................   102
ss. 315(a) .................................................   601(a)
                                                               601(c)
       (b) .................................................   602
                                                               703(a)(7)
       (c) .................................................   601(b)
       (d) .................................................   601(c)
       (d)(1) ..............................................   601(a)
       (d)(2) ..............................................   601(c)(2)
       (d)(3) ..............................................   601(c)(3)
       (e) .................................................   514
ss. 316(a) .................................................   101
       (a)(1)(A) ...........................................   104(h), 502
                                                               512
       (a)(1)(B) ...........................................   104(h), 513
       (a)(2) ..............................................   Not Applicable
       (b) .................................................   508
       (c) .................................................   104(h)
ss.317 (a)(1) ..............................................   503
       (a)(2) ..............................................   504
       (b) .................................................   1003
ss. 318(a) .................................................   107
       (c) .................................................   107

----------
     Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

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PARTIES ...................................................................................................    1
RECITALS ..................................................................................................    1


                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101.  Definitions:
              Act .........................................................................................    1
              Affiliate; control; controlling; controlled .................................................    1
              Authorized Newspaper ........................................................................    2
              Bank ........................................................................................    2
              Bearer Security .............................................................................    2
              Board of Directors ..........................................................................    2
              Board Resolution ............................................................................    2
              Business Day ................................................................................    2
              CEDEL; CEDEL S.A. ...........................................................................    2
              Commission ..................................................................................    2
              Company .....................................................................................    2
              Company Request; Company Order ..............................................................    2
              Controlled Subsidiary .......................................................................    2
              Corporate Trust Office ......................................................................    2
              Corporation .................................................................................    2
              Coupon ......................................................................................    2
              Debt Securities .............................................................................    2
              Defaulted Interest ..........................................................................    2
              Depositary ..................................................................................    2
              Designated Currency .........................................................................    3
              Dollar ......................................................................................    3
              ECU .........................................................................................    3
              Eligible Instruments ........................................................................    3
              Euroclear ...................................................................................    3
              European Communities ........................................................................    3
              Event of Default ............................................................................    3
              Exchange Rate ...............................................................................    3
              Exchange Rate Agent .........................................................................    3
              Exchange Rate Office's Certificate ..........................................................    3
              Foreign Currency ............................................................................    3
              Global Exchange Agent .......................................................................    3
              Global Exchange Date ........................................................................    3
              Global Security .............................................................................    3
              Holder ......................................................................................    3
              Indenture ...................................................................................    3
              Interest ....................................................................................    3
              Interest Payment Date .......................................................................    3
              Maturity ....................................................................................    4
              Officers' Certificate .......................................................................    4
              Opinion of Counsel ..........................................................................    4
              Original Issue Discount Security ............................................................    4

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     Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

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                                       ii

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              Outstanding .................................................................................    4
              Paying Agent ................................................................................    4
              Person ......................................................................................    4
              Place of Payment ............................................................................    4
              Predecessor Security ........................................................................    4
              Redemption Date .............................................................................    5
              Redemption Price ............................................................................    5
              Registered Security .........................................................................    5
              Regular Record Date .........................................................................    5
              Remarketing Entity ..........................................................................    5
              Repayment Date ..............................................................................    5
              Repayment Price .............................................................................    5
              Responsible Officer .........................................................................    5
              Security Register, Security Registrar .......................................................    5
              Special Record Date .........................................................................    5
              Stated Maturity .............................................................................    5
              Trust Indenture Act .........................................................................    5
              Trustee .....................................................................................    5
              United States ...............................................................................    5
              United States Mien ..........................................................................    5
              U.S. Government Obligations .................................................................    5
              Voting Stock ................................................................................    6
SECTION 102.  Compliance Certificates and Opinions ........................................................    6
SECTION 103.  Form of Documents Delivered to Trustee ......................................................    6
SECTION 104.  Acts of Holders .............................................................................    6
SECTION 105.  Notices, etc., to Trustee and Company .......................................................    8
SECTION 106.  Notice to Holders; Waiver ...................................................................    8
SECTION 107.  Conflict with Trust Indenture Act ...........................................................    9
SECTION 108.  Effect of Headings and Table of Contents ....................................................    9
SECTION 109.  Successors and Assigns ......................................................................    9
SECTION 110.  Separability Clause .........................................................................    9
SECTION 1ll.  Benefits of Indenture .......................................................................    9
SECTION 112.  Governing Law ...............................................................................    9
SECTION 113.  Legal Holidays ..............................................................................    9
SECTION 114.  Counterparts ................................................................................    9


                                   ARTICLE TWO

                               DEBT SECURITY FORMS

SECTION 201.  Fawn Generally ..............................................................................    9
SECTION 202.  Form of Trustee's Certificate of Authentication .............................................   10
SECTION 203.  Debt Securities in Global Form ..............................................................   10


                                  ARTICLE THREE

                               THE Den SECURITIES

SECTION 301.  Amount Unlimited, Issuable in Series ........................................................   11
SECTION 302.  Denominations ...............................................................................   13
SECTION 303.  Execution, Authentication, Delivery and Dating ..............................................   13
SECTION 304.  Temporary Debt Securities ...................................................................   15
SECTION 305.  Registration; Registration of Transfer and Exchange .........................................   17
SECTION 306.  Mutilated, Destroyed, Lost and Stolen Debt Securities .......................................   19
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                                       iii

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SECTION 307.  Payment of Interest; Interest Rights Preserved ..............................................   20
SECTION 308.  Persons Deemed Owners .......................................................................   21
SECTION 309.  Cancellation ................................................................................   21
SECTION 310.  Computation of Interest .....................................................................   22
SECTION 311.  Certification by a Person Entitled to Delivery of a Bearer Security .........................   22
SECTION 312.  Judgments ...................................................................................   22


                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

SECTION 401.  Satisfaction and Discharge of Indenture .....................................................   22
SECTION 402.  Application of Trust Money and Eligible Instruments .........................................   23


                                  ARTICLE FIVE

                                    REMEDIES

SECTION 501.  Events of Default ...........................................................................   23
SECTION 502.  Acceleration of Maturity Rescission and Annulment ...........................................   25
SECTION 503.  Collection of Indebtedness and Suits for Enforcement by Trustee .............................   25
SECTION 504.  Trustee May File Proofs of Claim ............................................................   26
SECTION 505.  Trustee May Enforce Claims without Possession of Debt Securities or Coupons .................   26
SECTION 506.  Application of Money Collected ..............................................................   26
SECTION 507.  Limitation on Suits .........................................................................   27
SECTION 508.  Unconditional Right of Holders to Receive Principal, Premium and Interest ...................   27
SECTION 509.  Restoration of Rights and Remedies ..........................................................   27
SECTION 510.  Rights and Remedies Cumulative ..............................................................   28
SECTION 511.  Delay or Omission Not Waiver ................................................................   28
SECTION 512.  Control by Holders of Debt Securities .......................................................   28
SECTION 513.  Waiver of Past Defaults .....................................................................   28
SECTION 514.  Undertaking for Costs .......................................................................   28
SECTION 515.  Waiver of Stay or Extension Laws ............................................................   29


                                   ARTICLE SIX

                                   THE TRUSTEE

SECTION 601.  Certain Duties and Responsibilities .........................................................   29
SECTION 602.  Notice of Defaults ..........................................................................   30
SECTION 603.  Certain Rights of Trustee ...................................................................   30
SECTION 604.  Not Responsible for Recitals or Issuance of Debt Securities .................................   31
SECTION 605.  May   Hold Debt Securities or Coupons .......................................................   31
SECTION 606.  Money Held in Trust .........................................................................   31
SECTION 607.  Compensation and Reimbursement ..............................................................   31
SECTION 608.  Disqualification; Conflicting Interests .....................................................   32
                (a) Elimination of Conflicting Interest or Resignation ....................................   32
                (b) Notice of Failure to Eliminate Conflicting Interest or Resign .........................   32
                (c) "Conflicting Interest" Defined ........................................................   32
                (d) Definitions of Certain Terms Used in this Section .....................................   34
                (e) Calculation of Percentages of Securities ..............................................   35
                (f) Stay of Trustee's Duty to Resign ......................................................   35
                (g) Amendments to Trust Indenture Act .....................................................   36
SECTION 609.  Corporate Trustee Required; Eligibility .....................................................   36
SECTION 610.  Resignation and Removal, Appointment of Successor ...........................................   36
SECTION 611.  Acceptance of Appointment by Successor ......................................................   37
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                                       iv
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SECTION 612.  Merger, Conversion, Consolidation or Succession to Business .................................   38
SECTION 613.  Preferential Collection of Claims Against Company ...........................................   38
                (a) Segregation and Apportionment of Certain Collections by Trustee;
                      Certain Exceptions ..................................................................   38
                (b) Certain Creditor Relationships Excluded from Segregation and
                      Apportionment .......................................................................   40
                (c) Definitions of Certain Terms Used in this Section .....................................   40
SECTION 614.  Authenticating Agent ........................................................................   41


                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.  Company to Furnish Trustee Names and Addresses of Holders ...................................   42
SECTION 702.  Preservation of Information; Communications to Holders ......................................   42
SECTION 703.  Reports by Trustee ..........................................................................   43
SECTION 704.  Reports by Company ..........................................................................   44


                              ARTICLE EIGHT

          CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801.  Company May Consolidate, etc., Only on Certain Terms ........................................   45
SECTION 802.  Successor Corporation Substituted ...........................................................   45


                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

SECTION 901.  Supplemental Indentures without Consent of Holders ..........................................   45
SECTION 902.  Supplemental Indentures with Consent of Holders .............................................   46
SECTION 903.  Execution of Supplemental Indentures ........................................................   47
SECTION 904.  Effect of Supplemental Indentures ...........................................................   47
SECTION 905.  Conformity with Trust Indenture Act .........................................................   47
SECTION 906.  Reference in Debt Securities to Supplemental Indentures .....................................   47


                                   ARTICLE TEN

                                    COVENANTS

SECTION 1001. Payment of Principal, Premium and Interest ..................................................   48
SECTION 1002. Maintenance of Office or Agency .............................................................   48
SECTION 1003. Money for Debt Securities Payments to Be Held in Trust ......................................   49
SECTION 1004. Limitation on Mortgages and Liens ...........................................................   50
SECTION 1005. Limitation on Disposition of Voting Stock of, and Merger and Sale of Assets by, the Bank ....   50
SECTION 1006. Payment of Additional Amounts ...............................................................   50
SECTION 1007. Officers' Certificate as to Default .........................................................   51
SECTION 1008. Waiver of Certain Covenants .................................................................   51


                                 ARTICLE ELEVEN

                          REDEMPTION OF DEBT SECURITIES

SECTION 1101. Applicability of Article ....................................................................   51
SECTION 1102. Election to Redeem; Notice to Trustee .......................................................   51
SECTION 1103. Selection by Trustee of Debt Securities to Be Redeemed ......................................   51
SECTION 1104. Notice of Redemption ........................................................................   52
SECTION 1105. Deposit of Redemption Price .................................................................   52
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                                        v

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SECTION 1106. Debt Securities Payable on Redemption Date ..................................................   53
SECTION 1107. Debt Securities Redeemed in Part ............................................................   53


                                 ARTICLE TWELVE

                                  SINKING FUNDS

SECTION 1201. Applicability of Article ....................................................................   53
SECTION 1202. Satisfaction of Sinking Fund Payments with Debt Securities. .................................   54
SECTION 1203. Redemption of Debt Securities for Sinking Fund ..............................................   54


                                ARTICLE THIRTEEN

                       REPAYMENT AT THE OPTION OF HOLDERS

SECTION 1301. Applicability of Article ....................................................................   54
SECTION 1302. Repayment of Debt Securities ................................................................   54
SECTION 1303. Exercise of Option; Notice ..................................................................   54
SECTION 1304. Election of Repayment by Remarketing Entities ...............................................   55
SECTION 1305. Debt Securities Payable on the Repayment Date


                                ARTICLE FOURTEEN

                     MEETINGS OF HOLDERS OF DEBT SECURITIES

SECTION 1401. Purposes for Which Meetings May Be Called ...................................................   56
SECTION 1402. Call, Notice and Place of Meetings ..........................................................   56
SECTION 1403. Persons Entitled to Vote at Meetings ........................................................   56
SECTION 1404. Quorum; Action ..............................................................................   56
SECTION 1405. Determination of Voting Rights; Conduct and Adjournment of Meetings .........................   57
SECTION 1406. Counting Votes and Recording Action of Meetings .............................................   58


                                 ARTICLE FIFTEEN

                                   DEFEASANCE

SECTION 1501. Termination of Company's Obligations ........................................................   58
SECTION 1502. Repayment to Company ........................................................................   59
SECTION 1503. Indemnity for Eligible Instruments ..........................................................   59

TESTIMONIUM ...............................................................................................   60
SIGNATURES AND SEALS ......................................................................................   60
ACKNOWLEDGEMENTS ..........................................................................................   61
EXHIBIT A .................................................................................................  A-1
EXHIBIT B .................................................................................................  B-1

     INDENTURE (the "Indenture") dated as of November 1, 1991, between BANKAMERICA CORPORATION, a Delaware corporation (hereinafter called the "Company"), having its principal place of business at Bank of America Center, 555 California Street, San Francisco, California 94104 and Bankers Trust Company of California, National Association, a national banking association (hereinafter called the "Trustee"), having its Corporate Trust Office at 50 Fremont Street, San Francisco, California 94105.

                             RECITALS OF THE COMPANY

     The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its debentures, notes, bonds and other evidences of indebtedness (herein called the "Debt Securities").

     All things necessary have been done to make this Indenture a valid agreement of the Company, in accordance with its terms.

     Now, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Debt Securities of any series created and issued on or after the date hereof by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of such Debt Securities or of any such series, as follows:


                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

     SECTION 101. Definitions.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act or by Commission rule or regulation under the Trust Indenture Act, either directly or by reference therein, as in force at the date as of which this instrument was executed, except as provided in Section 905, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such computation; and

          (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     Certain terms, used principally in Article Six, are defined in that Article.

     "Act" when used with respect to any Holder has the meaning specified in
Section 104.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Authorized Newspaper" means a newspaper in an official language of the country of publication or in the English language customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

     "Bank" means Bank of America National Trust and Savings Association, a national banking association, and any successors to any substantial part of the present business thereof.

     "Bearer Security" means any Debt Security established pursuant to Section 201 which is payable to bearer including, without limitation, unless the context otherwise indicates, a Debt Security in global bearer form.

     "Board of Directors" means either the board of directors of the Company, or the executive or any other committee of that board duly authorized to act in respect hereof.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day", when used with respect to any Place of Payment, means any day which is not a Saturday or Sunday and which is not a legal holiday or a day on which banking institutions or trust companies in that Place of Payment are authorized or obligated by law or executive order to close.

     "CEDEL" or "CEDEL S.A." means Centrale de Livraison de Valeurs Mobilieres S.A.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

     "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by the Chairman of the Board, the Chairman of the Executive Committee of the Board, a Vice Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, a Vice Chairman or a Vice President (any reference to a Vice President of the Company herein shall be deemed to include any Vice President of the Company whether or not designated by a number or word or words added before or after the title "Vice President"), and by the Treasurer, an Assistant Treasurer, Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

     "Controlled Subsidiary" means any corporation more than 80% of the outstanding shares of Voting Stock, except for directors' qualifying shares, of which shall at the time be owned directly by the Company.

     "Corporate Trust Office" means the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered.

     The term "corporation" includes corporations, associations, companies and business trusts.

     The term "coupon" means any interest coupon appertaining to a Bearer Security.

     "Debt Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Debt Securities authenticated and delivered under this Indenture.

     "Defaulted Interest" has the meaning specified in Section 307.

     "Depositary" means, respect to the Debt Securities of any series issuable or issued in the form of a Global Security, the Person designated as Depositary by the Company pursuant to Section 301 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Debt Securities of any such series shall mean the Depositary with respect to the Debt Securities of that series.

     "Designated Currency" has the meaning specified in Section 312.

     "Dollar" or "$" means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

     "ECU" means the European Currency Unit as defined and revised from time to time by the Council of the European Communities.

     "Eligible Instruments" means monetary assets, money market instruments and securities that are payable in Dollars only and essentially risk free as to collection of principal and interest, including U.S. Government Obligations.

     "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels Office, as operator of the Euroclear System.

     "European Communities" means the European Economic Community, the European Coal and Steel Community and the European Atomic Energy Community.

     "Event of Default" has the meaning specified in Section 501.

     "Exchange Rate" shall have the meaning specified as contemplated in Section 301.

     "Exchange Rate Agent" shall have the meaning specified as contemplated in
Section 301.

     "Exchange Rate Officer's Certificate", with respect to any date for the payment of principal of (and premium, if any) and interest on any series of Debt Securities, means a certificate setting forth the applicable Exchange Rate and the amounts payable in Dollars and Foreign Currencies in respect of the principal of (and premium, if any) and interest on Debt Securities denominated in ECU, and other composite currency or Foreign Currency, and signed by the Chairman of the Board, the Chairman of the Executive Committee of the Board, a Vice Chairman of the Board, the President, the Treasurer or any Assistant Treasurer of the Company or the Exchange Rate Agent appointed pursuant to
Section 301 and delivered to the Trustee.

     "Foreign Currency" means a currency issued by the government of any country other than the United States of America.

     "Global Exchange Agent" has the meaning specified in Section 304.

     "Global Exchange Date" has the meaning specified in Section 304.

     "Global Security" means a Debt Security issued to evidence all or a part of a series of Debt Securities in accordance with Section 303.

     "Holder", with respect to a Registered Security, means a Person in whose name such Registered Security is registered in the Security Register and, with respect to a Bearer Security or a coupon, means the bearer thereof.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented, amended or restated by or pursuant to one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and, unless the context otherwise requires, shall include the terms of a particular series of Debt Securities established as contemplated by
Section 301.

     The term "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

     "Interest Payment Date", with respect to any Debt Security, means the Stated Maturity of an instalment of interest on such Debt Security.

     "Maturity", when used with respect to any Debt Security, means the date on which the principal of such Debt Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, repayment at the option of the Holder or otherwise.

     "Officers' Certificate" means a certificate signed by the Chairman of the Board, the Chairman of the Executive Committee of the Board, a Vice Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, a Vice Chairman or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel, who may (except as otherwise expressly provided in this Indenture) be counsel for the Company, or who may be other counsel acceptable to the Trustee, which is delivered to the Trustee.

     "Original Issue Discount Security" means any Debt Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

     "Outstanding", when used with respect to Debt Securities means, as of the date of determination, all Debt Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Debt Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Debt Securities or portions thereof for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Debt Securities and any coupons appertaining thereto; provided, however, that if such Debt Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

          (iii) Debt Securities in exchange for or in lieu of which other Debt Securities have been authenticated and delivered, or which have been paid, pursuant to this Indenture;

provided, however, that in determining whether the Holders of the requisite principal amount of Debt Securities Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Debt Securities owned by the Company or any other obligor upon the Debt Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon such request, demand, authorization, direction, notice, consent or waiver, only Debt Securities which the Trustee knows to be so owned shall be so disregarded. Debt Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Debt Securities and that the pledgee is not the Company or any other obligor upon the Debt Securities or any Affiliate of the Company or of such other obligor.

     "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Debt Securities on behalf of the Company.

     "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment", when used with respect to the Debt Securities of any series means any place where the principal of (and premium, if any) and interest on the Debt Securities of that series are payable as specified as contemplated by Section 301.

     "Predecessor Security" of any particular Debt Security means every previous Debt Security evidencing all or a portion of the same debt as that evidenced by such particular Debt Security; and, for the purposes of this definition, any Debt Security authenticated and delivered under Section 306 in lieu of a lost, destroyed or stolen Debt Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Debt Security.

     "Redemption Date", when used with respect to any Debt Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price", when used with respect to any Debt Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Registered Security" means any Debt Security in the form of Registered Securities established pursuant to Section 201 which is registered in the Security Register.

     "Regular Record Date" for the interest payable on any Interest Payment Date on the Registered Securities of any series means the date specified for that purpose as contemplated by Section 301.

     "Remarketing Entity", when used with respect to Debt Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity, means any person designated by the Company to purchase any such Debt Securities.

     "Repayment Date", when used with respect to any Debt Security to be repaid upon exercise of option for repayment by the Holder, means the date fixed for such repayment pursuant to this Indenture.

     "Repayment Price", when used with respect to any Debt Security to be repaid upon exercise of option for repayment by the Holder, means the price at which it is to be repaid pursuant to this Indenture.

     "Responsible Officer", when used with respect to the Trustee means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president (whether or not designated by a number or a word or words added before or after the title "vice president"), the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

     "Stated Maturity", when used with respect to any Debt Security or any instalment of interest thereon, means the date specified in such Debt Security or a coupon representing such instalment of interest as the fixed date on which the principal of such Debt Security or such instalment of interest is due and payable.

     "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 905.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Debt Securities of any series shall mean the Trustee with respect to Debt Securities of that series.

     "United States" means the United States of America (including the District of Columbia) and its possessions.

     "United States Alien" means any Person who, for United States Federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States Federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

     "U.S. Government Obligations" means direct obligations of the United States for the payment of which its full faith and credit is pledged, or obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States.

     "Voting Stock", as applied to the stock (or the equivalent thereof) of any corporation, means stock (or the equivalent thereof) of any class or classes, however designated, having ordinary voting power for the election of a majority of the directors of such corporation, other than stock (or such equivalent) having such power only by reason of the happening of a contingency.

     SECTION 102. Compliance Certificates and Opinions.

     Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture (other than the delivery of any Debt Security to the Trustee for authentication pursuant to Section 303), the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than certificates provided pursuant to Section 704(4)) shall include

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

     SECTION 103. Form of Documents Delivered to Trustee.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based is erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters is erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     SECTION 104. Acts of Holders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. If Debt Securities of a series are issuable in whole or in part as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may, alternatively, be embodied in and evidenced by the record of Holders of Debt Securities voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Debt Securities duly called and held in accordance with the provisions of Article Fourteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or the holding by any Person of a Debt Security, shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Debt Securities shall be proved in the manner provided in Section 1406.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Trustee deems sufficient.

     (c) The ownership of Registered Securities shall be proved by the Security Register.

     (d) The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities in the amount and with the serial numbers therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee by some other Person, or (3) such Bearer Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding.

     (e) The fact and date of execution of any such instrument or writing, the authority of the Person executing the same and the principal amount and serial numbers of Bearer Securities held by the Person so executing such instrument or writing and the date of holding the same may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

     (f) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Debt Security shall bind every future holder of the same Debt Security and the Holder of every Debt Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, suffered or omitted by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Debt Security.

     (g) For purposes of determining the principal amount of Outstanding Debt Securities of any series the Holders of which are required, requested or permitted to give any request, demand, authorization, direction, notice, consent, waiver or take any other Act under this Indenture, (i) each Original Issue Discount Security shall be deemed to have the principal amount determined by the Trustee that could be declared to be due and payable pursuant to the terms of such Original Issue Discount Security as of the date there is delivered to the Trustee and, where it is hereby expressly required, to the Company, such Act by Holders of the required aggregate principal amount of the Outstanding Debt Securities of such series and (ii) each Debt Security denominated in a Foreign Currency or composite currency shall be deemed to have the principal amount determined by the Exchange Rate Agent by converting the principal amount of such Debt Security in the currency in which such Debt Security is denominated into Dollars at the Exchange Rate as of the date such Act is delivered to the Trustee and, where it is hereby expressly required, to the Company, by Holders of the required aggregate principal amount of the Outstanding Debt

Securities of such series (or, if there is no such rate on such date, such rate on the date determined as specified as contemplated in Section 301).

     (h) The Company may set a record date for purposes of determining the identity of Holders of Debt Securities of any series entitled to vote or consent to any action by vote or consent authorized or permitted by Section 512 or
Section 513. Such record date shall be the later of 30 days prior to the first solicitation of such consent or the date of the most recent list of Holders of such Debt Securities furnished to the Trustee pursuant to Section 701 prior to such solicitation.

     SECTION 105. Notices, etc., to Trustee and Company.

     Any request, demand, authorization, direction, notice, consent, waiver or other Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided), if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Department, or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to the attention of its Secretary at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

     SECTION 106. Notice to Holders: Waiver.

     Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of any event, (1) such notice shall be sufficiently given to Holders of Registered Securities if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security affected by such event, at such Holder's address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice; and (2) such notice shall be sufficiently given to Holders of Bearer Securities by publication thereof in an Authorized Newspaper in the City of New York and, if the Debt Securities of such series are then listed on The International Stock Exchange of the United Kingdom and the Republic of Ireland and such stock exchange shall so require, in London, and, if the Debt Securities of such series are then listed on the Luxembourg Stock Exchange and such stock exchange shall so require, in Luxembourg and, if the Debt Securities of such series are then listed on any other stock exchange outside the United States and such stock exchange shall so require, in any other required city outside the United States or, if not practicable, in Europe on a Business Day at least twice, the first such publication to be not earlier than the earliest date and not later than the latest date prescribed for the giving of such notice.

     In case, by reason of the suspension of or irregularities in regular mail service or for any other reason, it shall be impossible or impracticable to mail notice of any event to Holders when said notice is required to be given pursuant to any provision of this Indenture or of the Debt Securities, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice. In any case where notice to Holders of Registered Securities is to be given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice by publication to Holders of Bearer Securities given as provided above.

     In case, by reason of the suspension of publication of any Authorized Newspaper, or by reason of any other cause, it shall be impossible or impracticable to make publication of any notice to Holders of Bearer Securities as provided above, then such method of publication or notification as shall be made with the approval of the Trustee shall constitute a sufficient publication of such notice. Neither failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice mailed to Holders of Registered Securities as provided above.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     Any request, demand, authorization, direction, notice, consent, election, waiver or other Act required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

     SECTION 107. Conflict with Trust Indenture Act.

     If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

     SECTION 108. Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 109. Successors and Assigns.

     All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether expressed or not.

     SECTION 110. Separability Clause.

     In case any provision in this Indenture or in the Debt Securities or coupons shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 111. Benefits of Indenture.

     Nothing in this Indenture or in the Debt Securities or coupons, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any Paying Agent and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     SECTION 112. Governing Law.

     This Indenture and the Debt Securities and coupons shall be governed by and construed in accordance with the laws of the State of California.

     SECTION 113. Legal Holidays.

     In any case where any Interest Payment Date, Redemption Date, Repayment Date or Stated Maturity of any Debt Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Debt Securities or coupons) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, Repayment Date or Stated Maturity, and no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Repayment Date or Stated Maturity, as the case may be.

     SECTION 114. Counterparts.

     This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.


                                   ARTICLE TWO

                               DEBT SECURITY FORMS

     SECTION 201. Forms Generally.

     The Registered Securities, if any, and the Bearer Securities and related coupons, if any, of each series shall be in substantially the form (including temporary or permanent global form) as shall be established in or pursuant to a

Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be required to comply with the rules of any securities exchange, or as may, consistently herewith, be determined by the officers executing such Debt Securities or coupons, as evidenced by their signatures on the Debt Securities or coupons. If the form of Debt Securities of any series or coupons (including any such Global Security) is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 or the authentication and delivery of such Debt Securities or coupons.

     Unless otherwise specified as contemplated by Section 301, Debt Securities in bearer form other than Debt Securities in temporary or permanent global form shall have coupons attached.

     The definitive Debt Securities and coupons, if any, shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Debt Securities, as evidenced by the execution of such Debt Securities and coupons.

     SECTION 202. Form of Trustee's Certificate of Authentication.

     This is one of the Debt Securities, of the series designated herein, described in the within-mentioned Indenture.

                                        BANKERS TRUST COMPANY OF CALIFORNIA,
                                          NATIONAL ASSOCIATION

                                        as Trustee

                                        By   _________________________________
                                                    Authorized Officer


     SECTION 203. Debt Securities in Global Form.

     If Debt Securities of a series are issuable in whole or in part in global form, as specified as contemplated by Section 301, then, notwithstanding clause
(10) of Section 301 and the provisions of Section 302, such Global Security shall represent such of the outstanding Debt Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Debt Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Debt Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Global Security to reflect the amount, or any increase or decrease in the amount, of Outstanding Debt Securities represented thereby shall be made in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 303 or Section 304.

     The provisions of the last sentence of Section 303(g) shall apply to any Debt Securities represented by a Debt Security in global form if such Debt Security was never issued and sold by the Company and the Company delivers to the Trustee the Debt Security in global form together with written instructions (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Debt Securities represented thereby, together with the written statement contemplated by the last sentence of Section 303(g).

     Global Securities may be issued in either registered or bearer form and in either temporary or permanent form.

                                  ARTICLE THREE

                               THE DEBT SECURITIES

     SECTION 301. Amount Unlimited: Issuable in Series.

     The aggregate principal amount of Debt Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Debt Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Debt Securities of any series:

          (1) the title of the Debt Securities of the series (which shall distinguish the Debt Securities of the series from all other Debt Securities);

          (2) the limit, if any, upon the aggregate principal amount of the Debt Securities of the series which may be authenticated and delivered under this Indenture (except for Debt Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Debt Securities of the series pursuant to Section 304, 305, 306, 906, 1107 or 1303 and except for any Debt Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

          (3) the date or dates on which the principal and premium, if any, of the Debt Securities of the series are payable;

          (4) the rate or rates, if any, at which the Debt Securities of the series shall bear interest, or the method or methods by which such rate or rates may be determined, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable, the Regular Record Date for the interest payable on any Registered Security on any Interest Payment Date and the circumstances, if any, in which the Company may defer interest payments;

          (5) the place or places where, subject to the provisions of Section 1002, the principal of (and premium, if any) and interest on Debt Securities of the series shall be payable, any Registered Securities of the series may be surrendered for registration of transfer, Debt Securities of the series may be surrendered for exchange and notices and demands to or upon the Company in respect of the Debt Securities of the series and this Indenture may be served and where notices to Holders pursuant to Section 106 will be published;

          (6) if applicable, the period or periods within which or the date or dates on which, the price or prices at which and the terms and conditions upon which Debt Securities of the series may be redeemed, in whole or in part, at the option of the Company,

          (7) the obligation, if any, of the Company to redeem, repay or purchase Debt Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Debt Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

          (8) whether Debt Securities of the series are to be issuable as Registered Securities, Bearer Securities or both, whether Debt Securities of the series are to be issuable with or without coupons or both and, in the case of Bearer Securities, the date as of which such Bearer Securities shall be dated if other than the date of original issuance of the first Debt Security of such series of like tenor and term to be issued;

          (9) whether the Debt Securities of the series shall be issued in whole or in part in the form of a Global Security or Securities and, in such case, the Depositary and Global Exchange Agent for such Global Security or Securities, whether such global form shall be permanent or temporary and, if applicable, the Global Exchange Date;

          (10) if Debt Securities of the series are to be issuable initially in the form of a temporary Global Security, the circumstances under which the temporary Global Security can be exchanged for definitive Debt Securities and whether the definitive Debt Securities will be Registered and/or Bearer Securities and will be in global form and whether interest in respect of any portion of such Global Security payable in respect of an Interest

     Payment Date prior to the Global Exchange Date shall be paid to any clearing organization with respect to a portion of such Global Security held for its account and, in such event, the terms and conditions (including any certification requirements) upon which any such interest payment received by a clearing organization will be credited to the Persons entitled to interest payable on such Interest Payment Date if other than as provided in this Article Three;

          (11) whether, and under what conditions, additional amounts will be payable to Holders of Debt Securities of the series pursuant to Section 1006;

          (12) the denominations in which any Registered Securities of the series shall be issuable, if other than denominations of $1,000 and any integral multiple thereof, and the denominations in which any Bearer Securities of such series, shall be issuable, if other than the denomination of $5,000;

          (13) if other than the principal amount thereof, the portion of the principal amount of Debt Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to
     Section 502;

          (14) the currency or currencies of denomination of the Debt Securities of any series, which may be in Dollars, any Foreign Currency or any composite currency, including but not limited to the ECU, and, if any such currency of denomination is a composite currency other than the ECU, the agency or organization, if any, responsible for overseeing such composite currency;

          (15) the currency or currencies in which payment of the principal of (and premium, if any) and interest on the Debt Securities will be made, the currency or currencies, if any, in which payment of the principal of (and premium, if any) or the interest on Registered Securities, at the election of each of the Holders thereof, may also be payable and the periods within which and the terms and conditions upon which such election is to be made and the Exchange Rate and Exchange Rate Agent;

          (16) if the amount of payments of principal of (and premium, if any) or interest on the Debt Securities of the series may be determined with reference to an index based on a currency or currencies other than that in which the Debt Securities are denominated or designated to be payable, the manner in which such amounts shall be determined;

          (17) if payments of principal of (and premium, if any) or interest on the Debt Securities of the series are to be made in a Foreign Currency other than the currency in which such Debt Securities are denominated, the manner in which the Exchange Rate with respect to such payments shall be determined or if the Exchange Rate is to be determined otherwise than as provided in Section 101;

          (18) any Events of Default with respect to Debt Securities of such series, if not set forth herein;

          (19) the terms and conditions, if any, pursuant to which the Company's obligations under this Indenture may be terminated through the deposit of money or Eligible Instruments as provided in Articles Four and Fifteen;

          (20) the Person or Persons who shall be Security Registrar for the Debt Securities of such series if other than the Trustee, and the place or places where the Security Register for such series shall be maintained and the Person or Persons who will be the initial Paying Agent or Agents, if other than the Trustee; and

          (21) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

     All Debt Securities of any one series and the coupons appertaining to Bearer Securities of such series, if any, shall be substantially identical except, in the case of Registered Securities, as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto.

     Debt Securities of any particular series may be issued at various times, with different dates on which the principal or any instalment of principal is payable, with different rates of interest, if any, or different methods by which rates of interest may be determined, with different dates on which such interest may be payable and with different Redemption or Repayment Dates and may be denominated in different currencies or payable in different currencies.

     If any of the terms of a series of Debt Securities are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

     SECTION 302. Denominations.

     Debt Securities of each series shall be issuable in such form and denominations as shall be specified in the form of Debt Security for such series approved or established pursuant to Section 201 or in the Officers' Certificate delivered pursuant to Section 301. In the absence of any specification with respect to the Debt Securities of any series, the Registered Securities of such series, if any, shall be issuable in denominations of $1,000 and any integral multiple thereof and the Bearer Securities of such series, if any, shall be issuable in the denomination of $5,000.

     SECTION 303. Execution, Authentication, Delivery and Dating.

     (a) The Debt Securities shall be executed on behalf of the Company by its Chairman of the Board, the Chairman of the Executive Committee of the Board, a Vice Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, a Vice Chairman or a Vice President, and by its Treasurer or one of its Assistant Treasurers or its Secretary or one of its Assistant Secretaries under its corporate seal reproduced thereon. The signature of any of these officers on the Debt Securities may be manual or facsimile. Coupons shall bear the facsimile signature of the Treasurer or any Assistant Treasurer of the Company.

     Debt Securities and coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Debt Securities or coupons of any series or did not hold such offices at the date of such Debt Securities or coupons.

     (b) At any time and from time to time after the execution and delivery of this Indenture, Debt Securities of any series may be executed by the Company and delivered to the Trustee for authentication, and, except as otherwise provided in this Article Three, shall thereupon be authenticated and delivered by the Trustee upon Company Order, without any further action by the Company; provided, however, that, in connection with its original issuance, a Bearer Security may be delivered only outside the United States and, except in the case of a temporary Global Security, only if the Company or its agent shall have received the certification required pursuant to Sections 304(b)(iii) and (iv), unless such certification shall have been provided earlier pursuant to Section 304(b)
(v) hereof, and only if the Company has no reason to know that such certification is false.

     To the extent authorized in or pursuant to a Board Resolution and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, such written Company Order may be given by any one officer of the Company, may be electronically transmitted, and may provide instructions as to registration of holders, principal amounts, rates of interest, maturity dates and other matters contemplated by such Board Resolution and Officers' Certificate or supplemental indenture to be so instructed in respect thereof. Before authorizing and delivering the first Debt Securities of any series (and upon request of the Trustee thereafter), the Company shall deliver to the Trustee (i) the certificates called for under Sections 201 and 301 hereof and
(ii) an Opinion of Counsel described in the next sentence.

     In authenticating such Debt Securities, and accepting the additional responsibilities under this Indenture in relation to any Debt Securities, the Trustee shall be entitled to receive, prior to the initial authentication of such Debt Securities, and (subject to Section 601) shall be fully protected in relying upon:

          (i) a Board Resolution relating thereto and, if applicable, an appropriate record of any action taken pursuant to such resolution certified by the Secretary or an Assistant Secretary of the Company;

          (ii) an executed supplemental indenture, if any, relating thereto;

          (iii) an Officers' Certificate setting forth the form and terms of the Debt Securities of such series and coupons, if any, pursuant to Sections 201 and 301 and stating that all conditions precedent provided for in this

     Indenture relating to the issuance of such Debt Securities have been complied with, that no Event of Default with respect to any series of Debt Securities has occurred and is continuing and that the issuance of such Debt Securities is not and will not result in an Event of Default or an event or condition which, upon the giving of notice (or the acquisition of knowledge) or the lapse of time or both, would become an Event of Default; and

          (iv) an Opinion of Counsel stating

               (A) that the form of such Debt Securities and coupons, if any, has been established in or pursuant to a Board Resolution or by a supplemental indenture as permitted by Section 201 in conformity with the provisions of this Indenture;

               (B) that the terms of such Debt Securities and coupons, if any, have been established in or pursuant to a Board Resolution or by a supplemental indenture as permitted by Section 301 in conformity with the provisions of this Indenture;

               (C) that such Debt Securities and coupons, if any, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally and the application of general principles of equity;

               (D) that the Company has the corporate power to issue such Debt Securities and coupons, if any, and has duly taken all necessary corporate action with respect to such issuance;

               (E) that the issuance of such Debt Securities and coupons, if any, will not contravene the charter or by-laws of the Company or result in any violation of any of the terms or provisions of any law or regulation or of any indenture, mortgage or other agreement known to such counsel by which the Company or any of its subsidiaries is bound;

               (F) that all laws and requirements in respect of the execution and delivery by the Company of such Debt Securities and coupons, if any, have been complied with and that authentication and delivery of such Debt Securities by the Trustee will not violate the terms of the Indenture; and

               (G) such other matters as the Trustee may reasonably request.

     (c) If the Company shall establish pursuant to Section 301 that the Debt Securities of a series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with this Section and the Company Order with respect to such series, authenticate and deliver one or more Global Securities in permanent or temporary form that (i) shall represent and shall be denominated in an aggregate amount equal to the aggregate principal amount of the Outstanding Debt Securities of such series to be represented by one or more Global Securities,
(ii) shall be registered in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary and (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instruction.

     (d) The Trustee shall have the right to decline to authenticate and deliver any Debt Securities under this Section 303 if (i) the Trustee, being advised by counsel, determines that such action may not lawfully be taken or (ii) the Trustee in good faith by a committee of Responsible Officers shall determine that such action would be unjustly prejudicial to Holders of Outstanding Debt Securities or (iii) the issuance of such Debt Securities will adversely affect the Trustee's own rights, duties or immunities under the Debt Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

     (e) If all the Debt Securities of any series are not to be issued at one time, it shall not be necessary to deliver an Opinion of Counsel at the time of issuance of each Debt Security, but such Opinion of Counsel, with appropriate modifications, may instead be delivered at or prior to the time of the first issuance of Debt Securities of such series.

     (f) Each Registered Security shall be dated the date of its authentication. Each Bearer Security shall be dated as of the date specified as contemplated by
Section 301.

     (g) No Debt Security or coupon attached thereto shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Debt Security a certificate of authentication substantially in the form provided for herein executed by the Trustee, and such certificate upon any Debt Security shall be conclusive evidence, and the only evidence, that such Debt Security has been duly authenticated and delivered hereunder. Except as permitted by Section 306, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant coupons for interest then matured have been detached and cancelled. Notwithstanding the foregoing, if any Debt Security or portion thereof shall have been duly authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Debt Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Debt Security or portion thereof has never been issued and sold by the Company, for all purposes of this Indenture such Debt Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

     (h) Each Depositary designated pursuant to Section 301 for a Global Security in registered form must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934 and any other applicable statute or regulation.

     SECTION 304. Temporary Debt Securities.

     (a) Pending the preparation of definitive Debt Securities of any series, the Company may execute, and upon receipt of documents required by Sections 301 and 303, together with a Company Order, the Trustee shall authenticate and deliver, temporary Debt Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any denomination, substantially of the tenor and terms of the definitive Debt Securities in lieu of which they are issued in registered form or, if authorized, in bearer form with one or more coupons or without coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Debt Securities may determine, as evidenced by their signatures on such Debt Securities. In the case of Debt Securities of any series issuable as Bearer Securities, such temporary Debt Securities may be in global form, representing all or any part of the Outstanding Debt Securities of such series.

     (b) Unless otherwise provided pursuant to Section 301:

          (i) Except in the case of temporary Debt Securities in global form, if temporary Debt Securities of any series are issued, the Company will cause definitive Debt Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Debt Securities of such series, the related temporary Debt Securities shall be exchangeable for such definitive Debt Securities upon surrender of the temporary Debt Securities of such series at the office or agency of the Company in a Place of Payment for such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Debt Securities of any series (accompanied, if applicable, by all unmatured coupons and all matured coupons in default appertaining thereto), the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Debt Securities of the same series of like tenor and terms and of authorized denominations; provided, however, that no Bearer Security shall be delivered in exchange for a Registered Security, and provided, further, that a Bearer Security shall be delivered in exchange for a Bearer Security only in compliance with the conditions set forth in Section 305.

          (ii) If Debt Securities of any series are issued in temporary global form, any such temporary Global Security shall, unless otherwise provided pursuant to Section 301, be delivered to the Depositary for the benefit of Euroclear and CEDEL S.A., for credit to the respective accounts of the beneficial owners of such Debt Securities (or to such other accounts as they may direct).

          (iii) Without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary Global Security (the "Global Exchange Date"), the Company shall deliver definitive Debt Securities to the Trustee or the agent appointed by the Company pursuant to Section 301 to effect the exchange of the temporary Global Security for definitive Debt Securities (the "Global Exchange Agent"), in an aggregate principal amount equal to the principal amount of such temporary Global Security, executed by the Company. On or after the Global Exchange Date, such temporary Global Security shall be surrendered by the Depositary to the Global Exchange Agent, to be exchanged, in whole or from time to time in part, for definitive Debt Securities without charge and the Trustee or the Global Exchange Agent, if authorized by the Trustee pursuant to Section 614, shall authenticate and deliver, in exchange for each portion of such temporary Global Security, an equal aggregate principal amount of definitive Debt Securities of the same series of authorized denominations and of like tenor and terms as the portion of such temporary Global Security to be exchanged. Upon any exchange of a part of such temporary Global Security for definitive Debt Securities, the portion of the principal amount and any interest thereon so exchanged shall be endorsed by the Global Exchange Agent on a schedule to such temporary Global Security, whereupon the principal amount and interest payable with respect to such temporary Global Security shall be reduced for all purposes by the amount so exchanged and endorsed. The definitive Debt Securities to be delivered in exchange for any such temporary Global Security shall be in bearer form, registered form, global registered form or global bearer form, or any combination thereof, as specified as contemplated by Section 301, and, if any combination thereof is so specified, as requested by the beneficial owner thereof; provided, however, that, in the case of the exchange of the temporary Global Security for definitive Bearer Securities (including a definitive Global Bearer Security), upon such presentation by the Depositary, such temporary Global Security shall be accompanied by a certificate signed by Euroclear as to the portion of such temporary Global Security held for its account then to be exchanged and a certificate signed by CEDEL S.A. as to the portion of such temporary Global Security held for its account then to be exchanged, each in the form set forth in Exhibit B to this Indenture, unless such certificate(s) shall have been provided earlier pursuant to Section 304(b)
     (v) hereof; and provided, further, that definitive Bearer Securities (including a definitive global Bearer Security) shall be delivered in exchange for a portion of a temporary Global Security only in compliance with the requirements of Section 303.

          (iv) The interest of a beneficial owner of Debt Securities of a series in a temporary Global Security shall be exchanged for definitive Debt Securities of the same series and of like tenor and terms following the Global Exchange Date when the account holder instructs Euroclear or CEDEL S.A., as the case may be, to request such exchange on such account holder's behalf and, in the case of the exchange of the temporary Global Security for definitive Bearer Securities (including a definitive Global Bearer Security), unless such certificate(s) shall have been provided earlier pursuant to Section 304(b)(v) hereof, the account holder delivers to Euroclear or CEDEL S.A., as the case may be, a certificate in the form set forth in Exhibit A-1 and, if applicable, A-2 to this Indenture, dated no earlier than 15 days prior to the Global Exchange Date, copies of which certificate shall be available from the offices of Euroclear and CEDEL S.A., the Global Exchange Agent, any authenticating agent appointed for such series of Debt Securities and each Paying Agent Unless otherwise specified in such temporary Global Security, any such exchange shall be made free of charge to the beneficial owners of such temporary Global Security, except that a Person receiving definitive Debt Securities must bear the cost of insurance, postage, transportation and the like in the event that such Person does not take delivery of such definitive Debt Securities in person at the offices of Euroclear and CEDEL S.A. Definitive Debt Securities in bearer form to be delivered in exchange for any portion of a temporary Global Security shall be delivered only outside the United States.

          (v) Until exchanged in full as hereinabove provided, the temporary Debt Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Debt Securities of the same series and of like tenor and terms authenticated and delivered hereunder, except that interest payable on a temporary Global Security on an Interest Payment Date shall be payable to Euroclear and CEDEL S.A. on such Interest Payment Date only if there has been delivery by Euroclear and CEDEL S.A. to the Global Exchange Agent of a certificate or certificates in the form set forth in Exhibit B to this Indenture dated no earlier than the first Interest Payment Date, for credit without further interest on or after such Interest Payment Date to the respective accounts of the Persons who are the beneficial owners of such temporary Global Security on such Interest Payment Date and who have each delivered to Euroclear or CEDEL S.A., as the case may be, a certificate in the form set forth in Exhibit A-1 and, if applicable, A-2 to this Indenture dated no earlier than the first Interest Payment Date. Any interest so received by Euroclear and CEDEL S.A. and not paid as herein provided prior to the Global Exchange Date shall be returned to the Global Exchange Agent which, upon expiration of two years after such Interest Payment Date shall repay such interest to the Company in accordance with Section 1003.

     SECTION 305. Registration; Registration of Transfer and Exchange.

     The Company shall cause to be kept at one of the offices or agencies to be maintained by the Company in accordance with the provisions of this Section 305 and Section 1002, with respect to the Debt Securities of each series which are Registered Securities, a register (herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and of transfers of Registered Securities. Pursuant to Section 301, the Company shall appoint, with respect to Debt Securities of each series which are Registered Securities, a "Security Registrar" for the purpose of registering such Debt Securities and transfers and exchanges of such Debt Securities as herein provided.

     Upon surrender for registration of transfer of any Registered Security of any series at the office or agency of the Company maintained for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series of any authorized denomination or denominations, of like tenor and terms and aggregate principal amount.

     At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series of any authorized denomination or denominations, of like tenor and terms and aggregate principal amount, upon surrender of the Registered Securities to be exchanged at such office or agency. Bearer Securities may not be delivered in exchange for Registered Securities.

     At the option of the Holder, Registered Securities or Bearer Securities of any series may be issued in exchange for Bearer Securities (except as otherwise specified as contemplated by Section 301 with respect to a Bearer Security in global form) of the same series, of any authorized denominations and of like tenor and terms and aggregate principal amount, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured coupons and all matured coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company and the Trustee in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment, provided, however, that, except as otherwise provided in Section 1002, interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series and like tenor and terms after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date of payment, as the case may be.

     Whenever any Debt Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Debt Securities which the Holder making the exchange is entitled to receive.

     If at any time the Depositary for the Debt Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Debt Securities of such series or if at any time the Depositary for the Debt Securities of such series shall no longer be eligible under Section 303(h), the Company shall appoint a successor Depositary with respect to the Debt Securities of such series. If a successor Depositary for the Debt Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to Section 301(9) shall no longer be effective with respect to the Debt Securities of such series and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Debt Securities of such series, will authenticate and deliver, Debt Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

     The Company may at any time and in its sole discretion determine that the Debt Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Debt Securities of such series, will authenticate and deliver, Debt Securities of such series in definitive form and in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

     If specified by the Company pursuant to Section 301 with respect to a series of Debt Securities, the Depositary for such series of Debt Securities may surrender a Global Security for such series of Debt Securities in exchange in whole or in pan for Debt Securities of such series of like tenor and terms and in definitive form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge,

          (a) to each Person specified by such Depositary a new Debt Security or Securities of the same series, of like tenor and terms and of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security, and

          (b) to such Depositary a new Global Security of like tenor and terms and in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Debt Securities delivered to Holders thereof.

     In any exchange provided for in any of the preceding three paragraphs, the Company will execute and the Trustee will authenticate and deliver Debt Securities (a) in definitive registered form in authorized denominations, if the Debt Securities of such series are issuable as Registered Securities, (b) in definitive bearer form in authorized denominations, with coupons attached, if the Debt Securities of such series are issuable as Bearer Securities or (c) as either Registered or Bearer Securities, as shall be specified by the beneficial owner thereof, if the Debt Securities of such series are issuable in either form; provided however, that no definitive Bearer Security shall be delivered in exchange for a temporary Global Security unless the Company or its agent shall have received from the person entitled to receive the definitive Bearer Security a certificate substantially in the form set forth in Exhibit A-1 and, if applicable, A-2 hereto; and provided further that delivery of a Bearer Security shall occur only outside the United States; and provided further that no definitive Bearer Security will be issued if the Company has reason to know that any such certificate is false.

     Upon the exchange of a Global Security for Debt Securities in definitive form, such Global Security shall be cancelled by the Trustee. Registered Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Registered Securities to the persons in whose names such Debt Securities are so registered. The Trustee shall deliver Bearer Securities issued in exchange for a Global Security pursuant to this Section to the persons, and in such authorized denominations, as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Truster, provided however, that no definitive Bearer Security shall be delivered in exchange for a temporary Global Security unless the Company or its agent shall have received from the person entitled to receive the definitive Bearer Security a certificate substantially in the form set forth in Exhibit A-1 and, if applicable, A-2 hereto; and provided further that delivery of a Bearer Security shall occur only outside the United States; and provided further that no definitive Bearer Security will be issued if the Company has reason to know that any such certificate is false.

     All Debt Securities issued upon any registration of transfer or exchange of Debt Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debt Securities surrendered upon such registration of transfer or exchange.

     Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Security Registrar or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee duly executed, by the Holder thereof or such Holder's attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Debt Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer, registration of transfer or exchange of Debt Securities, other than exchanges expressly provided in this Indenture to be made at the Company's own expense or without expense or without charge to the Holders.

     The Company shall not be required (i) to issue, register the transfer of or exchange Debt Securities of any particular series to be redeemed for a period of fifteen days preceding the first publication of the relevant notice of redemption or, if Registered Securities are outstanding and there is no publication, the mailing of the relevant notice of redemption of Debt Securities of such series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except the unredeemed portion of such Registered Security being redeemed in part, or (iii) to exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of like tenor and terms of that series, provided that such Registered Security shall be simultaneously surrendered for redemption.

     Notwithstanding anything herein to the contrary, the exchange of Bearer Securities into Registered Securities shall be subject to applicable laws and regulations in effect at the time of exchange; neither the Company, the Trustee nor the Security Registrar shall exchange any Bearer Securities into Registered Securities if it has received an Opinion of Counsel that as a result of such exchanges the Company would suffer adverse consequences under the United States federal income tax laws and regulations then in effect and the Company has delivered to the Trustee a Company Order directing the Trustee not to make such exchanges thereafter unless and until the Trustee receives a subsequent Company Order to the contrary. The Company shall deliver copies of such Company Orders to the Security Registrar.

     SECTION 306. Mutilated, Destroyed, Lost and Stolen Debt Securities.

     If (i) any mutilated Debt Security or a Bearer Security with a mutilated coupon appertaining to it is surrendered to a Paying Agent outside the United States designated by the Company, or, in the case of any Registered Security, to the Trustee, or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Debt Security or coupon, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company and the Trustee that such Debt Security or coupon has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Debt Security or Bearer Security with a mutilated coupon appertaining to it or to which a destroyed, lost or stolen coupon appertains (with all appurtenant coupons not destroyed, lost or stolen) or in lieu of any such destroyed, lost or stolen Debt Security, a new Debt Security of like tenor and terms and principal amount, bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen coupon appertains; provided, however, that any such new Bearer Security will be delivered only in compliance with the conditions set forth in Section 305.

     In case any such mutilated, destroyed, lost or stolen Debt Security or coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Debt Security, pay such Debt Security or coupon; provided, however, that payment of principal of (and premium, if any) and any interest on Bearer Securities shall, except as otherwise provided in
Section 1002, be payable only at an office or agency located outside the United States; and provided, further, that, with respect to any such coupons, interest represented thereby (but not any additional amounts payable as provided in Section 1006), shall be payable only upon presentation and surrender of the coupons appertaining thereto.

     Upon the issuance of any new Debt Security or coupon under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and printing expenses) connected therewith.

     Every new Debt Security of any series, with its coupons, if any, issued pursuant to this Section in lieu of any destroyed, lost or stolen Debt Security, or in exchange for a Bearer Security to which a destroyed, lost or stolen coupon appertains, shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debt Security and its coupons, if any, or the destroyed, lost or stolen coupon shall be at any time enforceable by anyone, and any such new Debt Security and coupons, if any, shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debt Securities of that series and their coupons, if any, duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debt Securities or coupons.

     SECTION 307. Payment of Interest; Interest Rights Preserved.

     Interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Registered Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. In case a Bearer Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at an office or agency in a Place of Payment for such series) on any Regular Record Date and before the opening of business (at such office or agency) on the next succeeding Interest Payment Date, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date and interest will not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture. At the option of the Company, payment of interest on any Registered Security may be made by check in the currency designated for such payment pursuant to the terms of such Registered Security mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account in such currency designated by such Person in writing not later than ten days prior to the date of such payment.

     Any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of his having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money and/or, to the extent such Debt Securities are denominated and payable in Dollars only, Eligible Instruments the payments of principal and interest on which when due (and without reinvestment and providing no tax liability will be imposed upon the Trustee or the Holder of such Registered Securities) will provide money in such amounts as will (together with any money irrevocably deposited in trust with the Trustee, without investment) be equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment such money and/or Eligible Instruments when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment The Trustee shall promptly notify the Company of such Special Record Date. Unless the Trustee is acting as the Security Registrar, promptly after such Special Record Date, the Company shall furnish the Trustee with a list, or shall make arrangements satisfactory to the Trustee with respect thereto, of the names and addresses of, and principal amounts of Registered Securities of such series held by, the Holders appearing on the Security Register at the close of business on such Special Record Date. In the name and at the expense of the Company, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Registered Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2). In case a Bearer Security of any series is surrendered at the office or agency in a Place of Payment for such series in exchange for a Registered Security of such series after the close of business at such office or agency on any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such proposed date of payment and Defaulted Interest will not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

          (2) The Company may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Registered Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section, each Debt Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Debt Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Debt Security.

     Subject to the limitations set forth in Section 1002, the Holder of any coupon appertaining to a Bearer Security shall be entitled to receive the interest payable on such coupon upon presentation and surrender of such coupon on or after the Interest Payment Date of such coupon at an office or agency maintained for such purpose pursuant to Section 1002.

     SECTION 308. Persons Deemed Owners.

     Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or of the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

     The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security and the bearer of any coupon as the absolute owner of such Bearer Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Bearer Security or coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

     None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

     SECTION 309. Cancellation.

     Unless otherwise provided with respect to a series of Debt Securities, all Debt Securities and coupons surrendered for payment, redemption, repayment, transfer, exchange or credit against any sinking fund payment pursuant to this Indenture, shall, if surrendered to the Company or any agent of the Company, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Debt Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Debt Securities so delivered shall be promptly cancelled by the Trustee. No Debt Securities shall be authenticated in lieu of or in exchange for any Debt Securities cancelled as provided in this

Section, except as expressly permitted by this Indenture. All cancelled Debt Securities and coupons held by the Trustee shall be destroyed and certification of their destruction delivered to the Company unless by a Company Order the Company shall direct that the cancelled Debt Securities or coupons be returned to it.

      SECTION 310. Computation of Interest.

      Except as otherwise specified as contemplated by Section 301 for Debt Securities of any series, interest on the Debt Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

     SECTION 311. Certification by a Person Entitled to Delivery of a Bearer Security.

     Whenever any provision of this Indenture or a Debt Security contemplates that certification be given by a Person entitled to delivery of a Bearer Security, such certification shall be provided substantially in the form of Exhibit A-1 and, if applicable, A-2 hereto, with only such changes as shall be approved by the Company and consented to by the Trustee whose consent shall not unreasonably be withheld.

     SECTION 312. Judgments.

     The Company may provide, pursuant to Section 301, for the Debt Securities of any series that, to the fullest extent possible under applicable law and except as may otherwise be specified as contemplated in Section 301, (a) the obligation, if any, of the Company to pay the principal of (and premium, if any) and interest on the Debt Securities of any series and any appurtenant coupons in a Foreign Currency, composite currency or Dollars (the "Designated Currency") as may be specified pursuant to Section 301 is of the essence and agrees that judgments in respect of such Debt Securities shall be given in the Designated Currency") the obligation of the Company to make payments in the Designated Currency of the principal of (and premium, if any) and interest on such Debt Securities and any appurtenant coupons shall, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the Designated Currency that the Holder receiving such payment may, in accordance with normal banking procedures, purchase with the sum paid in such other currency (after any premium and cost of exchange) in the country of issue of the Designated Currency in the case of Foreign Currency or Dollars or in the international banking community in the case of a composite currency on the Business Day immediately following the day on which such Holder receives such payment; (c) if the amount in the Designated Currency that may be so purchased for any reason falls short of the amount originally due, the Company shall pay such additional amounts as may be necessary to compensate for such shortfall and (d) any obligation of the Company not discharged by such payment shall be due as a separate and independent obligation and, until discharged as provided herein, shall continue in full force and effect.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

     SECTION 401. Satisfaction and Discharge of Indenture.

     This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Debt Securities herein expressly provided for and rights to receive payments of principal and interest thereon and any right to receive additional amounts, as provided in Section 1006) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when

          (1) either

               (A) all Debt Securities theretofore authenticated and delivered and all coupons appertaining thereto (other than (i) coupons appertaining to Bearer Securities surrendered in exchange for Registered Securities and maturing after such exchange, surrender of which is not required or has been waived as provided in Section 305,
          (ii) Debt Securities and coupons which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, (iii) coupons appertaining to Bearer Securities called for redemption or surrendered for repayment and maturing after the relevant Redemption Date or Repayment Date, as appropriate, surrender of which has been waived as provided in Section 1106 or 1303 and (iv) Debt Securities and coupons for whose payment money and/or Eligible Instruments have theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee cancelled or for cancellation; or

               (B) all such Debt Securities not theretofore delivered to the Trustee for cancellation

                    (i) have become due and payable, or

                    (ii) will become due and payable at their Stated Maturity
               within one year, or

                    (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (B) (i), (B) (ii) or (B) (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose money and/or, to the extent such Debt Securities are denominated and payable in Dollars only, Eligible Instruments the payments of principal and interest on which when due (and without reinvestment and providing no tax liability will be imposed upon the Trustee or the Holders of Debt Securities) will provide money in such amounts as will (together with any money irrevocably deposited in trust with the Trustee, without investment) be sufficient to pay and discharge the entire indebtedness on such Debt Securities and coupons of such series for principal (and premium, if any) and interest, and any mandatory sinking fund, repayment or analogous payments thereon, on the scheduled due dates therefor to the date of such deposit (in the case of Debt Securities and coupons which have become due and payable) or to the Stated Maturity or Redemption Date, if any, and all Repayment Dates (in the case of Debt Securities repayable at the option of the Holders thereof); provided, however, that in the event a petition for relief under the Bankruptcy Reform Act of 1978 or a successor statute is filed with respect to the Company within 91 days after the deposit, the obligations of the Company under the Indenture with respect to the Debt Securities of such series shall not be deemed terminated or discharged, and in such event the Trustee shall be required to return the deposited money and Eligible Instruments to the Company,

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company, and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Sections 607 and, if money or Eligible Instruments shall have been deposited with the Trustee pursuant to Subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

     SECTION 402. Application of Trust Money and Eligible Instruments.

     Subject to the provisions of the last paragraph of Section 1003, all money and Eligible Instruments deposited with the Trustee pursuant to Section 401 shall be held in trust and such money and the principal and interest received on such Eligible Instruments shall be applied by it, in accordance with the provisions of the Debt Securities, the coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money or Eligible Instruments have been deposited with the Trustee.

                                  ARTICLE FIVE

                                    REMEDIES

     SECTION 501. Events of Default.

     "Event of Default", wherever used herein with respect to Debt Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law, pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest upon any Debt Security of such series or a related coupon, if any, when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (2) default in the payment of the principal of (or premium, if any, on) any Debt Security of such series at its Maturity or

          (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Debt Security of such series; or

          (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of Debt Securities of a series other than such series), and continuance of such default or breach for a period of 90 days after there has been given by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Debt Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (5) if an event of default, as defined in any mortgage, indenture or instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness for money borrowed of the Company (including a default under this Indenture with respect to Debt Securities of any series other than such series) in excess of $25,000,000, whether such indebtedness now exists or shall hereafter be created, shall happen and shall constitute a failure to pay at maturity or shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, and such acceleration shall not be rescinded or annulled, or such indebtedness shall not have been discharged, within a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Debt Securities of such series a written notice specifying such event of default and requiring the Company to cause such acceleration to be rescinded or annulled or to cause such indebtedness to be discharged and stating that such notice is a "Notice of Default" hereunder provided however, that, subject to the provisions of Sections 601 and 602, in the absence of actual knowledge of a Responsible Officer of the Trustee, as such officer, assigned to its corporate trust department, the Trustee shall not be charged with knowledge of any event of default unless written notice thereof shall have been given to the Trustee by the Company, by the trustee then acting under any mortgage, indenture or other instrument (including any other trustee acting under this Indenture for any other series of Debt Securities) under which such event of default shall have occurred, by the holder or an agent of any holder of such indebtedness, or by the Holders of at least 25% in principal amount of the Outstanding Debt Securities of such series; or

          (6) the entry of a decree or order for relief in respect of the Company or the Bank by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or the Bank or of any substantial part of the property of either, or ordering the winding up or liquidation of the affairs of either, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

          (7) the commencement by the Company or the Bank of a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, or the consent by the Company or the Bank to the entry of a decree or order for relief in an involuntary case under any such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar official of either of the foregoing or of any substantial part of the property of either, or the making by the Company or the Bank of an assignment for the benefit of creditors, or the admission by the Company or the Bank in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or the Bank in furtherance of any such action, or

          (8) any other Event of Default, if any, provided with respect to Debt Securities of such series specified as contemplated by Section 301.

      SECTION 502. Acceleration of Maturity; Rescission and Annulment.

     If an Event of Default with respect to Debt Securities of any series at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of Outstanding Debt Securities of such series may declare the principal amount (or, if the Debt Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of and all accrued but unpaid interest on all the Debt Securities of such series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by such Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. Upon payment of such amount, all obligations of the Company in respect of the payment of principal of the Debt Securities of such series shall terminate.

     At any time after such a declaration of acceleration with respect to Debt Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Debt Securities of such series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue instalments of interest on all Debt Securities of such series and any related coupons,

               (B) the principal of (and premium, if any, on) any Debt Securities of such series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Debt Securities,

               (C) to the extent that payment of such interest is lawful, interest upon overdue instalments of interest on each Debt Security and any related coupons at the rate or rates prescribed therefor in such Debt Securities, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

      and

          (2) all Events of Default with respect to Debt Securities of such series, other than the non-payment of the principal of Debt Securities of such series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

     SECTION 503. Collection of Indebtedness and Suits for Enforcement by
Trustee.

     The Company covenants that if:

          (1) default is made in the payment of any instalment of interest on any Debt Security or any related coupon when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Debt Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Debt Securities and coupons, the amount then due and payable on such Debt Securities and coupons for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest upon the overdue principal (and premium, if any) and, upon overdue instalments of interest, at the rate or rates prescribed therefor in such Debt Securities; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Debt Securities and coupons and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Debt Securities and coupons, wherever situated.

     If an Event of Default with respect to Debt Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Debt Securities of such series and any related coupons by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

     SECTION 504. Trustee May File Proofs of Claim.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings, or any voluntary or involuntary case under the Federal bankruptcy laws as now or hereafter constituted, relative to the Company or any other obligor upon the Debt Securities of a particular series or any related coupons or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of such Debt Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (1) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Debt Securities of such series and any appurtenant coupons and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

          (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, custodian, liquidator, sequestrator or other similar official in any such proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Debt Securities or coupons or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding,

     SECTION 505. Trustee May Enforce Claims without Possession of Debt Securities or Coupons.

     All rights of action and claims under this Indenture or the Debt Securities or coupons may be prosecuted and enforced by the Trustee without the possession of any of the Debt Securities or coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name, as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Debt Securities and coupons in respect of which such judgment has been recovered.

     SECTION 506. Application of Money Collected.

     Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (and premium, if any) or interest, upon presentation of the Debt Securities or coupons, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under Section
     607;

          SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Debt Securities and any coupons, in respect of which or for the benefit of which such money has been collected ratably, without preference or priority of any kind, according to the amounts due and payable on such Debt Securities and any coupons for principal (and premium, if any) and interest, respectively. The Holders of each series of Debt Securities denominated in ECU, any other composite currency or a Foreign Currency and any matured coupons relating thereto shall be entitled to receive a ratable portion of the amount determined by the Exchange Rate Agent by converting the principal amount Outstanding of such series of Debt Securities and matured but unpaid interest on such series of Debt Securities in the currency in which such series of Debt Securities is denominated into Dollars at the Exchange Rate as of the date of declaration of acceleration of the Maturity of the Debt Securities; and

          THIRD: The balance, if any, to the Person or Persons entitled thereto.

     SECTION 507. Limitation on Suits.

     No Holder of any Debt Security of any series or any related coupons shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Debt Securities of such series;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Debt Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder,

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding, and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Debt Securities of such series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

     SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

     Notwithstanding any other provision in this Indenture, the Holder of any Debt Security or coupon shall have the right which is absolute and unconditional to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Debt Security or payment of such coupon on the respective Stated Maturity or Maturities expressed in such Debt Security or coupon (or, in the case of redemption or repayment, on the Redemption Date or the Repayment Date, as the case may be) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

     SECTION 509. Restoration of Rights and Remedies.

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

     SECTION 510. Rights and Remedies Cumulative.

     Except as otherwise provided in Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 511. Delay or Omission Nor Waiver.

     No delay or omission of the Trustee or of any Holder of any Debt Security or coupon to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

     SECTION 512. Control by Holders of Debt Securities.

     The Holders of a majority in principal amount of the Outstanding Debt Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Debt Securities of such series, provided, that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture;

          (2) subject to the provisions of Section 601, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceeding so directed would be unjustly prejudicial to the Holders of Debt Securities of such series not joining in any such director and

          (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

     SECTION 513. Waiver of Past Defaults.

     The Holders of not less than a majority in principal amount of the Outstanding Debt Securities of any series may on behalf of the Holders of all the Debt Securities of any such series and any related coupons waive any past default hereunder with respect to such series and its consequences, except a default

          (1) in the payment of the principal of (or premium, if any) or interest on any Debt Security of such series, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Debt Security of such series or coupon affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     SECTION 514. Undertaking for Costs.

     All parties to this Indenture agree, and each Holder of any Debt Security or coupon by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Debt Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Debt Security or the payment of any coupon on or after the respective Stated Maturity or Maturities expressed in such Debt Security or coupon (or, in the case of redemption or repayment, on or after the Redemption Date or Repayment Date, as the case may be).

     SECTION 515. Waiver of Stay or Extension Laws.

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law whenever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX

                                   THE TRUSTEE

     SECTION 601. Certain Duties and Responsibilities.

     (a) With respect to Debt Securities of any series, except during the continuance of an Event of Default with respect to the Debt Securities of such series,

          (1) the Trustee undertakes to perform such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

     (b) In case an Event of Default with respect to Debt Securities of any series has occurred and is continuing, the Trustee shall, with respect to the Debt Securities of such series or any coupons, as the case may be, exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

          (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (3) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it with respect to Debt Securities of any series in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Debt Securities of such series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Debt Securities of such series.

     (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or



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                                       30

powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

     SECTION 602. Notice of Defaults.

     Within 90 days after the occurrence of any default hereunder with respect to Debt Securities of any series the Trustee shall transmit by mail to all Holders of Debt Securities of such series, entitled to receive reports pursuant to Section 703(c), notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Debt Security of such series or any related coupons or in the payment of any sinking fund instalment with respect to Debt Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of Debt Securities of such series; and provided, further, that in the case of any default of the character specified in Section 501(4) with respect to Debt Securities of such series no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Debt Securities of such series.

     SECTION 603. Certain Rights of Trustee.

     Except as otherwise provided in Section 601:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Debt Securities of such series or any related coupons pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney, other than any such books or records containing information as to the affairs of the customers of the Company or any of its subsidiaries; provided that the Trustee may examine such books and records relating to customers to the extent that such books and records contain information as to any payments made to such customers in their capacity as Holders of Debt Securities; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder"; no Exchange Rate Agent, Global Exchange Agent, Depositary or Paying Agent shall be deemed an agent of the Trustee and the Trustee shall not be responsible for any act or omission by any of them.

     SECTION 604. Not Responsible for Recitals or Issuance of Debt Securities.

     The recitals contained herein and in the Debt Securities, except the Trustee's certificates of authentication, and in any coupons, and the information in any registration statement, including all attachments thereto, except information provided by the Trustee therein, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debt Securities of any series or any coupons. The Trustee shall not be accountable for the use or application by the Company of any Debt Securities or the proceeds thereof. The Trustee shall not be responsible for and makes no representations to the Company's ability or authority to issue Bearer Securities or the lawfulness thereof.

     SECTION 605. May Hold Debt Securities or Coupons.

     The Trustee, any Paying Agent, the Security Registrar or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Debt Securities and coupons, and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such agent.

     SECTION 606. Money Held in Trust.

      Money held by the Trustee or any Paying Agent in trust hereunder need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any Paying Agent shall be under any liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

     SECTION 607. Compensation and Reimbursement.

     The Company agrees

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust or performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     As security for the performance of the obligations of the Company under this Section the Trustee shall have a claim prior to the Debt Securities and any coupons upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on particular Debt Securities or any coupons.

     SECTION 608. Disqualification; Conflicting Interests.

     (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section with respect to the Debt Securities of any series then, within 90 days after ascertaining that it has such conflicting interest, and if the default (as defined in this Section) to which such conflicting interest relates has not been cured or duly waived or otherwise eliminated before the end of such 90-day period, the Trustee shall either eliminate such conflicting interest or, except as otherwise provided below in this Section, resign with respect to the Debt Securities of such series in the manner and with the effect hereinafter specified in this Article and the Company shall take prompt steps to have a successor appointed in the manner provided herein.

     (b) (1) In the event that the Trustee shall fail to comply with the provisions of Subsection (a) of this Section with respect to the Debt Securities of any series, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit, in the manner and to the extent provided in Section 703(c), to all Holders of Debt Securities of such series notice of such failure.

     (2) Subject to the provisions of Section 514, unless the Trustee's duty to resign is stayed as provided in Subsection (f) of this Section, any Holder who has been a bona fide Holder of Debt Securities of any series referred to in Subsection (a) of this Section for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of such Trustee, and the appointment of a successor, if such Trustee fails, after written request thereof by such Holder to comply with the provisions of Subsection (a) of this Section.

     (c) For the purposes of this Section, the Trustee shall be deemed to have a conflicting interest with respect to the Debt Securities of any series, if an Event of Default (as defined in this Indenture), but exclusive of any period of grace or requirement of notice, has occurred with respect to such Debt Securities and

          (1) the Trustee is trustee under this Indenture with respect to the Outstanding Debt Securities of any series other than that series or is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Debt Securities issued under this Indenture, provided that there shall be excluded from the operation of this paragraph (A) this Indenture with respect to the Debt Securities of any series; (B) the following indentures dated as of the dates indicated between the Company and Wells Fargo Bank, National Association, as amended or supplemented from time to time and as to which the Trustee was appointed as successor trustee: indenture dated as of December 1, 1973, under which the Company's 7 7/8% Debentures due December 1, 2003 were issued, indenture dated as of February 15, 1975, under which the Company's 8 7/8% Debentures due December 15, 2005 were issued, indenture dated as of May 1, 1976, under which the Company's 8 3/4% Debentures due May 1, 2001 were issued, indenture dated as of May 15, 1977, under which the Company's 8.35% Debentures due May 15, 2007 were issued, indenture dated as of November 1, 1981, indenture dated as of April 13, 1982, under which the Company's Money Multiplier Notes due 1992 were issued, and indenture dated as of May 31, 1982, under which the Company's Money Multiplier Notes due 1993 were issued; (C) the indenture dated as of November 1, 1983, between the Company and The Bank of California, National Association, as amended and supplemented from time to time, and as to which the Trustee was appointed as successor trustee, under which the Company's Three Year Extendible Notes due November 15, 1995, Three Year Extendible Notes due February 1,1996, Extendible Notes due May 1, 1994 and Medium Term Notes, Series C, were issued; (D) the indenture between the Company and the Trustee dated as of July 15, 1988, under which the Company's Medium Term Notes, Series D were issued, and the First Supplemental Indenture to such indenture dated as of November 1, 1990, pursuant to which the Company's Medium Term Notes, Series E, were issued; and (E) any other indenture or indentures hereafter qualified under the Trust Indenture Act under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, and

               (i) this Indenture and such other indenture or indentures (and all series of securities issuable thereunder) are wholly unsecured and rank equally, unless the Commission shall have found and declared by order pursuant to Section 305(b) or Section 307(c) of the Trust Indenture Act that differences exist between the provisions of this Indenture with respect to the Debt Securities of such series and one or more other series or the provisions of such other indenture or indentures which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Debt Securities of such series and such other series or under such other indenture or indentures, or

               (ii) the Company shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that trusteeship under this Indenture with respect to the Debt Securities of such series and such other series or such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Debt Securities of such series and such other series or under such other indenture or indentures;

          (2) the Trustee or any of its directors or executive officers is an underwriter for the Company;

          (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with the Company or an underwriter for the Company;

          (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee or representative of the Company, or of an underwriter (other than the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that (i) one individual may be a director or an executive officer, or both, of the Trustee and a director or an executive officer, or both of the Company but may not be at the same time an executive officer of both the Trustee and the Company; (ii) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director or an executive officer, or both, of the Trustee and a director of the Company, and (iii) the Trustee may be designated by the Company or by any underwriter for the Company to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent, or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (1) of this Subsection, to act as trustee, whether under an indenture or otherwise;

          (5) 10% or more of the voting securities of the Trustee is beneficially owned either by the Company or by any director, partner, or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or by any director, partner or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

          (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), (i) 5% or more of the voting securities, or 10% or more of any other class of security, of the Company not including the Debt Securities issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (ii) 10% or more of any class of security of an underwriter for the Company;

          (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company;

          (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Company;

          (9) the Trustee owns, on the date an Event of Default (as defined herein, but exclusive of any period of grace or requirement of notice) has occurred upon the Debt Securities of any series or any anniversary of such default while such default upon such Debt Securities remains outstanding, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (6), (7) or (8) of this Subsection. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after the dates of any such Event of Default upon the Debt Securities of any series and annually in each succeeding year that such Event of Default upon such Debt Securities continues, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such dates. If the Company fails to make payments in full of the principal of (or premium, if any), or interest on, any of the Debt Securities or coupons when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (6), (7) and (8) of this Subsection; or

          (10) except under the circumstances described in paragraphs (1), (3),
     (4), (5) or (6) of Section 613(b), the Trustee shall be or shall become a creditor of the Company.

     For purposes of paragraph (1) of this Subsection, and of Sections 512 and 513, the term "series" means a series, class or group of securities issuable under an indenture or this Indenture pursuant to whose terms holders of one such series may vote to direct the trustee, or otherwise take action pursuant to a vote of such holders, separately from holders of another such series; provided that "series" shall not include any series of securities issuable under an indenture (including any series of Debt Securities issuable under this Indenture) if all such series rank equally and are wholly unsecured.

     The specifications of percentages on paragraphs (5) to (9), inclusive, of this Subsection shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purpose of paragraph (3) or (7) of this Subsection.

     For the purposes of paragraphs (6), (7), (8) and (9) of this Subsection only, (i) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (ii) an obligation shall be deemed to be "in default" when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (iii) the Trustee shall not be deemed to be the owner or holder of (A) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined in Clause (ii) above, or (B) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (C) any security which it holds as agent for collection, or as custodian, escrow agent or depositary, or in any similar representative capacity.

     (d) For the purposes of this Section:

          (1) The term "underwriter" when used with reference to the Company means every person who, within one year prior to the time as of which the determination is made, has purchased from the Company with a view to, or has offered or sold for the Company in connection with, the distribution of any security of the Company outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

          (2) The term "director" means any director of a corporation, or any individual performing similar functions with respect to any organization whether incorporated or unincorporated.

          (3) The term "person" means an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization, or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.


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                                       35

          (4) The term "voting security" means any security presently entitling the Owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction of management of the affairs of a person.

          (5) The term "Company" means any obligor upon the Debt Securities of any series or any related coupons.

          (6) The term "executive officer" means the president, every vice president, every trust officer, the cashier, the secretary, and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization, whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

     (e) The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

          (1) A specified percentage of the voting securities of the Trustee, the Company or any other person referred to in this Section (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

          (2) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

          (3) The term "amount", when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares, and the number of units if relating to any other kind of security.

          (4) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

               (i) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

               (ii) securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

               (iii) securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

               (iv) securities held in escrow if placed in escrow by the issuer thereof;

     provided however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

          (5) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, that in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes and provided, further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

     (f) Except in the case of an Event of Default in the payment of the principal of or interest on any Debt Securities of any series, or in the payment of any sinking or purchase fund installment, the Trustee shall not be required to resign as provided by this Section if the Trustee shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that (i) the Event of Default under this Indenture may be cured or waived during a reasonable period and under the procedures described in such application, and (ii) a stay of the Trustee's duty to resign will not be inconsistent with the interests of Holders of


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                                       36

such Debt Securities. The filing of such an application shall automatically stay the performance of the duty to resign until the Commission orders otherwise.

     (g) If Section 310(b) of the Trust Indenture Act is amended at any time after the date of this Indenture to change the circumstances under which a Trustee shall be deemed to have a conflicting interest with respect to the Debt Securities of any series or to change any of the definitions in connection therewith, this Section 608 shall be automatically amended to incorporate such changes, unless such changes would cause any Trustee then acting as Trustee hereunder with respect to any Outstanding Debt Securities to be deemed to have a conflicting interest, in which case such changes shall be incorporated herein only to the extent that such changes (i) would not cause the Trustee to be deemed to have a conflicting interest or (ii) are required by law.

     SECTION 609. Corporate Trustee Required; Eligibility.

     There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $5,000,000, and subject to supervision or examination by Federal or State authority, provided however, that if Section 310(a) of the Trust Indenture Act or the rules and regulations of the Commission under the Trust Indenture Act at any time permit a corporation organized and doing business under the laws of any other jurisdiction to serve as trustee of an indenture qualified under the Trust Indenture Act, this Section 609 shall be automatically wended to permit a corporation organized and doing business under the laws of any such other jurisdiction to serve as Trustee hereunder. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Company nor any person directly or indirectly controlling, controlled by or under common control with the Company may serve as Trustee. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

     SECTION 610. Resignation and Removal; Appointment of Successor.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

     (b) The Trustee may resign at any time with respect to the Debt Securities of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debt Securities of such series.

     (c) The Trustee may be removed at any time with respect to the Debt Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Debt Securities of such series, delivered to the Trustee and to the Company.

     (d) If at any time:

          (1) the Trustee shall fail to comply with Section 608(a) with respect to the Debt Securities of any series after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Debt Security of such series for at least six months, unless the Trustee's duty to resign has been stayed as provided in Section 608(f) or

          (2) the Trustee shall cease to be eligible under Section 609 with respect to any series of Debt Securities and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (3) the Trustee shall become incapable of acting with respect to any series of Debt Securities or a decree or order for relief by a court having jurisdiction in the premises shall have been entered in respect of the Trustee in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or similar law; or a decree or order by a court having jurisdiction in the premises shall have been entered for the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator or other similar official of the Trustee or of its property or affairs, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation, winding up or liquidation, or

          (4) the Trustee shall commence a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or similar law or shall consent to the appointment of or taking possession by a receiver, custodian, liquidator, assignee, trustee, sequestrator or other similar official of the Trustee or its property or affairs, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any such action, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to such series or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Debt Security of any series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee for the Debt Securities of such series and the appointment of a successor Trustee.

     (e) If the Trustee shall resign, be removed or become incapable of acting with respect to any series of Debt Securities, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Debt Securities or one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Debt Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Debt Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Debt Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Debt Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Debt Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Debt Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Debt Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Debt Security of such series for at least six months may, subject to Section 514, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debt Securities of such series.

     (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Debt Securities of any series and each appointment of a successor Trustee with respect to the Debt Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Registered Securities, if any, of such series as their names and addresses appear in the Security Register and, if Debt Securities of such series are issuable as Bearer Securities, by publishing notice of such event once in an Authorized Newspaper in each Place of Payment located outside the United States. Each notice shall include the name of the successor Trustee with respect to the Debt Securities of such series and the address of its Corporate Trust Office.

     SECTION 611. Acceptance of Appointment by Successor.

     (a) In the case of an appointment hereunder of a successor Trustee with respect to all Debt Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

     (b) In case of the appointment hereunder of a successor Trustee with respect to the Debt Securities of one or more (but not all) series, the Company, the retiring Trustee upon payment of its charges and each successor Trustee with respect to the Debt Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Debt Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates; but, on the request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates.

     (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

     (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

     SECTION 612. Merger, Conversion, Consolidation or Succession to Business.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the executing or filing of any paper or any further act on the part of any of the parties hereto. In case any Debt Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Debt Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Debt Securities. In case any Debt Securities shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Debt Securities, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

     SECTION 613. Preferential Collection of Claims Against Company.

     (a) Subject to Subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within three months prior to a default, as defined in Subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Debt Securities and coupons and the holders of other indenture securities (as defined in Subsection (c) of this Section):

          (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three-month period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a voluntary or involuntary case had been commenced in respect of the

     Company under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law upon the date of such default; and

          (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three-month period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

Nothing herein contained, however, shall affect the right of the Trustee:

          (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law;

          (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three-month period;

          (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three-month period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default as defined in Subsection (c) of this Section would occur within three months; or

          (D) to receive payment on any claim referred to in paragraph (B) or
     (C), against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

     For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three-month period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any preexisting claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

     If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion among the Trustee and the Holders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or
(ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

     Any Trustee which has resigned or been removed after the beginning of such three-month period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three-month period, it shall be subject to the provisions of this Subsection if and only if the following conditions exist

          (i) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such three-month period; and

          (ii) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

     (b) There shall be excluded from the operation of Subsection (a) of this Section a creditor relationship arising from

          (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

          (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in this Indenture;

          (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

          (4) an indebtedness created as a result of services rendered or premises rented, or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in Section (c) of this Section;

          (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; or

          (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fail within the classification of self-liquidating paper as defined in Subsection (c) of this Section.

     (c) For the purposes of this Section only;

          (1) The term "default" means any failure to make payment in full of the principal of or interest on any of the Debt Securities or upon the other indenture securities when and as such principal or interest becomes due and payable.

          (2) The term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the- funds and property held in such special account

          (3) The term "cash transaction" means any transaction in which full payment for goods or securities sold is made seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks and payable upon demand.

          (4) The term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing tide to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

          (5) The term "Company" means any obligor upon the Debt Securities.

     SECTION 614. Authenticating Agent.

     The Trustee shall upon Company request appoint one or more authenticating agents (including, without limitation, the Company or any Affiliate thereof with respect to one or more series of Debt Securities which shall be authorized on behalf of the Trustee in authenticating Debt Securities of such series in connection with the issue, delivery, registration of transfer, exchange, partial redemption or repayment of such Debt Securities. Wherever reference is made in this Indenture to the authentication of Debt Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Trustee by an authenticating agent. Each authenticating agent must be acceptable to the Company and must be a corporation organized and doing business under the laws of the United States or of any State, having a principal office in the State of California or the Borough of Manhattan, The City of New York, having a combined capital surplus of at least $1,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities or the equivalent foreign authority in the case of an authenticating agent who is not organized and doing business under the laws of the United States or of any State thereof or the District of Columbia.

     Any corporation succeeding to the corporate agency business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or such authenticating agent.

     An authenticating agent may at any time resign with respect to one or more series of Debt Securities by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of an authenticating agent with respect to one or more series of Debt Securities by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee promptly may appoint a successor authenticating agent. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent herein. No successor authenticating agent shall be appointed unless eligible under the provisions of this Section.

     The Trustee agrees to pay to each authenticating agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

     The provisions of Sections 104, 111, 306, 309, 603, 604 and 605 shall be applicable to any authenticating agent.

     Pursuant to each appointment made under this Section, the Debt Securities of each series covered by such appointment may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

     This is one of the Debt Securities, of the series designated herein, described in the within-mentioned Indenture.

     BANKERS TRUST COMPANY OF CALIFORNIA, NATIONAL ASSOCIATION


                    By ______________________________________
                       As Authenticating Agent for the Trustee


                     By_____________________________________
                       Authorized Officer


                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

     SECTION 701. Company to Furnish Trustee Names and Addresses of Holders.

     The Company will furnish or cause to be furnished to the Trustee with respect to Debt Securities of each series for which it acts as Trustee:

          (1) semi-annually, not more than 15 days after the Regular Record Date in respect of the Debt Securities of such series or on June 30 and December 31 of each year with respect to each series of Debt Securities for which there are no Regular Record Dates, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Registered Securities as of such Regular Record Date or June 15 or December 15, as the case may be, and

          (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee shall be the Security Registrar, no such list need be furnished.

     SECTION 702. Preservation of Information; Communications to Holders.

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Registered Securities contained in the most recent list furnished to the Trustee as provided in
Section 701 and the names and addresses of Holders of Registered Securities received by the Trustee in its capacity as Paying Agent or Security Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished. The Trustee shall preserve for at least two years the names and addresses of Holders of Bearer Securities filed with the Trustee pursuant to Section 703(c).

     (b) If three or more Holders of Debt Securities of any series (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee proof that each such applicant has owned a Debt Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Debt Securities of such series (in which case the applicants must hold Debt Securities of such series) or with all Holders of Debt Securities with respect to their rights under this Indenture or under the Debt Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

          (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 702(a), or

          (ii) inform such applicants as to the approximate number of Holders of Debt Securities of such series or of all Debt Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

     If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 702(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender, otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (c) Every Holder of Debt Securities or coupons, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with
Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).

     SECTION 703. Reports by Trustee.

     (a) Within 60 days after May 15 of each year commencing with the year 1992, the Trustee shall transmit by mail to all Holders of Debt Securities of any series with respect to which it acts as Trustee, as provided in Subsection (c) of this Section, a brief report dated as of such May 15 with respect to any of the following events which may have occurred within the previous twelve months (but if no such event has occurred within such period, no report need be transmitted):

          (1) any change to its eligibility under Section 609 and its qualifications under Section 608.

          (2) the creation of or any material change to a relationship specified in paragraphs (1) through (10) of Section 608(c);

          (3) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Debt Securities of such series or any related coupons, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Outstanding Debt Securities of such series on the date of such report;

          (4) the mount, interest rate and maturity date of all other indebtedness owing by the Company (or any other obligor on the Debt Securities of such series) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 613(b) (2), (3),
     (4) or (6);

          (5) any change to the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

          (6) any additional issue of Debt Securities which the Trustee has not previously reported and

          (7) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Debt Securities, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 602;

provided, however, that if the Trust Indenture Act is amended subsequent to the date hereof to eliminate the requirement of the Trustee's brief report, the report required by this Section need not be transmitted to any Holders.

     (b) The Trustee shall transmit by mail to all Holders of Debt Securities of any series for which it acts as the Trustee, as provided in Subsection (c) of this Section, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a right or charge, prior to that of the Debt Securities of such series, on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this Subsection, except that the Trustee for each series shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Debt Securities of such series Outstanding at such time, such report to be transmitted within 90 days after such time.

     (c) Reports pursuant to this Section shall be transmitted by mail:

          (1) to all Holders of Registered Securities, as the names and addresses of such Holders appear in the Security Register.

          (2) to such Holders of Bearer Securities as have, within the two years preceding such transmission, filed their names and addresses with the Trustee for that purpose; and

          (3) except in the case of reports pursuant to Subsection (b) of this Section, to each Holder of a Debt Security whose name and address is preserved at the time by the Trustee, as provided in Section 702(a).

     (d) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Debt Securities of such series are listed, with the Commission and also with the Company. The Company will notify the Trustee when any series of Debt Securities are listed on any stock exchange.

     SECTION 704. Reports by Company.

     The Company will:

          (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a National Securities Exchange as may be prescribed from time to time in such rules and regulations;

          (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (3) transmit by mail to all Holders of Debt Securities, in the manner and to the extent provided in Section 703(c) with respect to reports pursuant to Section 703(a), within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                  ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE


     SECTION 801. Company May Consolidate, etc., Only on Certain Terms.

     The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

          (1) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any political subdivision thereof or any State thereof and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest (including all additional amounts, if any, payable pursuant to Section 1006) on all the Debt Securities and any related coupons and the performance of every covenant of this Indenture on the part of the Company to be performed or observed,

          (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing;

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer or lease and, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been met.

     SECTION 802. Successor Corporation Substituted.

     Upon any consolidation with or merger into any other corporation, or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein, and thereafter, except in the case of a lease, the Company (which term for this purpose shall mean the Person named as the "Company" in the first paragraph of this instrument or any successor corporation which shall theretofore have become such in the manner presented in this Article) shall be relieved of all obligations and covenants under this Indenture and the Debt Securities and coupons.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

     SECTION 901. Supplemental Indentures without Consent of Holders.

     Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another corporation to the Company, and the assumption by such successor of the covenants of the Company herein and in the Debt Securities contained; or

          (2) to add to the covenants of the Company, for the benefit of the Holders of all or any series of Debt Securities or coupons (and if such covenants are to be for the benefit of less than all series of Debt Securities, or coupons stating that such covenants are expressly being included solely for the benefit of such series), to convey, transfer, assign, mortgage or pledge any property to or with the Trustee, or to surrender any right or power herein conferred upon the Company, or

          (3) to add to any additional Events of Default (and if such Events of Default are to be applicable to less than all series of Debt Securities, stating that such Events of Default are expressly being included solely to be applicable to such series); or

          (4) to add to, change or eliminate any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal (or premium, if any) on Registered Securities or of principal (or premium, if any) or any interest on Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations or to permit or facilitate the issuance of Debt Securities in uncertificated form, provided any such action shall not adversely affect the interests of the Holders of Debt Securities of any series or any related coupons in any material respect; or

          (5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination (a) shall become effective only when there is no Debt Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision or (b) shall not apply to any Debt Security Outstanding; or

          (6) to establish the form or terms of Debt Securities of any series as permitted by Sections 201 and 301; or

          (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Debt Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

          (8) to evidence any changes to Section 608, 609 or 703(a) permitted by the terms thereof; or

          (9) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with any provision of this Indenture, provided such other provisions shall not adversely affect the interests of the Holders of Debt Securities of any series or any related coupons in any material respect; or

          (10) to add to or change or eliminate any provision of this Indenture as shall be necessary or desirable in accordance with any amendments to the Trust Indenture Act, provided such action shall not adversely affect the interest of Holders of Debt Securities of any series or any appurtenant coupons in any material respect.

     SECTION 902. Supplemental Indentures with Consent of Holders.

     With the consent of the Holders of not less than 66 2/3% in principal amount of the Outstanding Debt Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture of such Debt Securities of such series and any related coupons provided however, that an indenture supplemental hereto which changes the required ownership set forth in the definition of Controlled Subsidiary in Section 101 hereof from 80% to a majority but does not change any other provision of this Indenture or modify in any other manner the rights of the Holders of all the Debt Securities under this Indenture may be entered into with the consent of the Holders of at least a majority in principal amount of the Outstanding Debt Securities of each series; and provided further, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Debt Security or coupon affected thereby,

          (1) change the Stated Maturity of the principal or any instalment of principal of, or any instalment of interest on, any Debt Security, or reduce the principal amount thereof or the interest thereon or any premium payable upon redemption or repayment thereof, or change any obligation of the Company to pay additional amounts pursuant to Section 1006 (except as contemplated by Section 801(1) and permitted by Section 901(1)), or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment, or the coin or currency in which any Debt Security or the interest thereon or any coupon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or repayment, on or after the Redemption Date or Repayment Date, as the case may be), or

          (2) reduce the percentage in principal amount of the Outstanding Debt Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or reduce the requirements of Section 1404 for quorum or voting, or

          (3) modify any of the provisions of this Section, Section 513 or
     Section 1008, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Debt Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and
     Section 1008, or the deletion of this proviso, in accordance with the requirements of Section 611(b) and 901(7); or

          (4) adversely affect the right to repayment, if any, of Debt Securities of any series at the option of the Holders thereof.

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Debt Securities, or which modifies the rights of the Holders of Debt Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Debt Securities of any other series.

     It shall not be necessary for any Act of Holders of the Debt Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     SECTION 903. Execution of Supplemental Indentures.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     SECTION 904. Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Debt Securities theretofore or thereafter authenticated and delivered hereunder and of any coupons appertaining thereto shall be bound thereby.

     SECTION 905. Conformity with Trust Indenture Act.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

     SECTION 906. Reference in Debt Securities to Supplemental Indentures.

     Debt Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Debt Securities of any series and any appurtenant coupons so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Debt Securities of such series and any appurtenant coupons.

                                   ARTICLE TEN

                                    COVENANTS

      SECTION 1001. Payment of Principal. Premium and interest.

     The Company covenants and agrees for the benefit of each series of Debt Securities and any appurtenant coupons that it will duly and punctually pay the principal of (and premium, if any) and interest on the Debt Securities and any appurtenant coupons in accordance with the terms of the Debt Securities, any appurtenant coupons and this Indenture. Any interest due on Bearer Securities on or before Maturity, other than additional amounts, if any, payable as provided in Section 1006 in respect of principal of (or premium, if any, on) such a Debt Security, shall be payable only upon presentation and surrender of the several coupons for such interest instalments as are evidenced thereby as they severally mature.

     SECTION 1002. Maintenance of Office or Agency.

     The Company will maintain in each Place of Payment for any series of Debt Securities an office or agency where Debt Securities (but, except as otherwise provided below, unless such Place of Payment is located outside the United States, not Bearer Securities) may be presented or surrendered for payment, where Debt Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Debt Securities and this Indenture may be served. If Debt Securities of a series are issuable as Bearer Securities, the Company will maintain, subject to any laws or regulations applicable thereto, an office or agency in a Place of Payment for such series which is located outside the United States where Debt Securities of such series and the related coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Debt Securities of such series pursuant to Section 1006); provided, however, that if the Debt Securities of such series are listed on The Stock Exchange of the United Kingdom and the Republic of Ireland or the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent in London or Luxembourg or any other required city located outside the United States, as the case may be, so long as the Debt Securities of such series are listed on such exchange. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee its agent to receive all presentations, surrenders, notices and demands, except that Bearer Securities of that series and the related coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Bearer Securities of that series pursuant to Section 1006) at the place specified for the purpose pursuant to Section 301(5).

     No payment of principal of, premium or interest on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided however, payment of principal of and any premium and interest denominated in Dollars (including additional amounts payable in respect thereof) on any Bearer Security may be made at an office or agency of, and designated by, the Company located in the United States if (but only if) payment of the full amount of such principal, premium, interest or additional amounts in Dollars at all offices outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions and the Trustee receives an Opinion of Counsel that such payment within the United States is legal. Unless otherwise provided as contemplated by Section 301 with respect to any series of Debt Securities, at the option of the Holder of any Bearer Security or related coupon, payment may be made by check in the currency designated for such payment pursuant to the terms of such Bearer Security presented or mailed to an address outside the United States or by transfer to an account in such currency maintained by the payee with a bank located outside the United States.

     The Company may also from time to time designate one or more other offices or agencies (in or outside of such Place of Payment) where the Debt Securities of one or more series and any appurtenant coupons (subject to the preceding paragraph) may be presented or surrendered for any or all such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for any series of Debt Securities, for such purposes. The Company will give prompt written notice to the Trustee of any such designation and any change in the location of any such other office or agency.

     SECTION 1003. Money for Debt Securities Payments to Be Held in Trust.

     If the Company shall at any time act as its own Paying Agent with respect to any series of Debt Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Debt Securities of such series and any appurtenant coupons, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents with respect to any series of Debt Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Debt Securities of such series and any appurtenant coupons, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act

     The Company will cause each Paying Agent with respect to any series of Debt Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will

          (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Debt Securities of such series and any appurtenant coupons in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Debt Securities of such series or any appurtenant coupons) in the making of any payment of principal of (and premium, if any) or interest on the Debt Securities of such series or any appurtenant coupons; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of terminating its obligations under this Indenture with respect to Debt Securities of any series or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any principal and interest received on the Eligible Instruments deposited with the Trustee or any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Debt Security of any series or any appurtenant coupons or any money on deposit with the Trustee or any Paying Agent representing amounts deducted from the Redemption Price or Repayment Price with respect to unmatured coupons not presented upon redemption or exercise of the Holder's option for repayment pursuant to Section 1106 or 1303 and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Debt Security or any coupon appertaining thereto shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money (including the principal and interest received on Eligible Instruments deposited with the Trustee), and all liability of the


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                                       50

Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper of general circulation in each of the City and County of San Francisco and the Borough of Manhattan, The City of New York, and each Place of Payment or mailed to each such Holder, or both, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company.

     SECTION 1004. Limitation on Mortgages and Liens.

     So long as any of the Debt Securities shall be outstanding, the Company shall not create, assume, incur or suffer to exist, as security for indebtedness for borrowed money, any mortgage, pledge, encumbrance or lien or charge of any kind upon the Voting Stock of the Bank (other than directors' qualifying shares) without effectively providing that the Debt Securities shall be secured equally and ratably with (or prior to) such indebtedness; provided, however, that the Company may create, assume, incur or suffer to exist any such mortgage, pledge, encumbrance or lien or charge without regard to the foregoing provisions so long as after giving effect thereto, the Company will own at least 80% of the Voting Stock of the Bank then issued and outstanding, free and clear of any such mortgage, pledge, encumbrance or lien or charge.

     SECTION 1005. Limitation on Disposition of Voting Stock of and Merger and Sale of Assets by the Bank.

     The Company will not:

          (1) sell, transfer or otherwise dispose of any shares of Voting Stock of the Bank or permit the Bank to issue, sell, or otherwise dispose of any shares of its Voting Stock, unless, after giving effect to any such transaction, the Bank remains a Controlled Subsidiary; or

          (2) permit the Bank to

               (a) merge or consolidate, unless the surviving corporation is a Controlled Subsidiary; or

               (b) convey or transfer its properties and assets substantially as an entirety to any Person, except to a Controlled Subsidiary.

     SECTION 1006. Payment of Additional Amounts.

     If the Debt Securities of a series provide for the payment of additional amounts, the Company will pay to the Holder of any Debt Security of any series or any coupon appertaining thereto additional amounts upon the terms and subject to the conditions provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of (or premium, if any) or interest on, or in respect of, any Debt Security of any series or any related coupon or the net proceeds received on the sale or exchange of any Debt Security of any series, such mention shall be deemed to include mention of the payment of additional amounts provided for in the terms of such Debt Securities and this Section to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.

     If the Debt Securities of a series provide for the payment of additional amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Debt Securities (or if the Debt Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal (and premium, if any) is made), and at least 10 days prior to each date of payment of principal (and premium, if any) or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company will furnish the Trustee and the Company's principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of (and premium, if any) or interest on the Debt Securities of that series shall be made to Holders of Debt Securities of that series or the related coupons who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Debt Securities of that series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Debt Securities or coupons and the Company will pay to the Trustee or such Paying Agent the additional amounts, if any, required by the terms of such Debt Securities and the first paragraph of this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.

     SECTION 1007. Officers' Certificate as to Default.

     The Company will deliver to the Trustee, on or before a date not more than four months after the end of each fiscal year of the Company (which on the date hereof is the calendar year) ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture, and, if the Company shall be in default, specifying all such defaults and the nature thereof of which they may have knowledge.

     The Company will deliver written notice to the Trustee promptly after any officer of the Company has knowledge of the occurrence of any event which with the giving of notice or the lapse of time or both would become an Event of Default under Clause (5) of Section 501.

     SECTION 1008. Waiver of Certain Covenants.

     The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 1004 and 1005, with respect to the Debt Securities of any series if, before the time for such compliance the Holders of at least 66 2/3% in principal amount of the Debt Securities of such series at the time Outstanding shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

                                 ARTICLE ELEVEN

                          REDEMPTION OF DEBT SECURITIES

     SECTION 1101. Applicability of Article.

     Debt Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Debt Securities of any series) in accordance with this Article.

     SECTION 1102. Election to Redeem; Notice to Trustee.

     The election of the Company to redeem any Debt Securities shall be evidenced by an Officers' Certificate authorized by or pursuant to a Board Resolution. In case of any redemption at the election of the Company of less than all of the Debt Securities of any series, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount and the tenor and terms of the Debt Securities of any series to be redeemed. In the case of any redemption of Debt Securities prior to the expiration of any restriction on such redemption provided in the terms of such Debt Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

     SECTION 1103. Selection by Trustee of Debt Securities to Be Redeemed.

     Except as otherwise specified as contemplated by Section 301 for Debt Securities of any series, if less than all the Debt Securities of any series with like tenor and terms are to be redeemed, the particular Debt Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Debt Securities of such series with like tenor and terms not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Debt Securities of such series or any integral multiple


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                                       52

thereof which is also an authorized denomination) of the principal amount of Registered Securities or Bearer Securities (if issued in more than one authorized denomination) of such series of a denomination larger than the minimum authorized denomination for Debt Securities of such series.

     The Trustee shall promptly notify the Company in writing of the Debt Securities selected for redemption and, in the case of any Debt Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Debt Securities shall relate, in the case of any Debt Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Debt Security which has been or is to be redeemed.

     SECTION 1104. Notice of Redemption.

     Notice of redemption shall be given in the manner provided in Section 106 not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Debt Securities to be redeemed.

     All notices of redemption shall state:

          (1) the Redemption Date,

          (2) the Redemption Price,

          (3) if less than all Outstanding Debt Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Debt Securities to be redeemed,

          (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Debt Security to be redeemed, and that interest thereon shall cease to accrue on and after said date,

          (5) the Place or Places of Payment where such Debt Securities, together in the case of Bearer Securities with all coupons, if any, appertaining thereto maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price,

          (6) that Bearer Securities may be surrendered for payment only at such place or places which are outside the United States, except as otherwise provided in Section 1002,

          (7) that the redemption is for a sinking fund, if such is the case, and

          (8) the CUSIP number, if any.

     A notice of redemption published as contemplated by Section 106 need not identify particular Registered Securities to be redeemed.

     Notice of redemption of Debt Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

     SECTION 1105. Deposit of Redemption Price.

     On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money and/or, to the extent the Debt Securities to be redeemed are denominated and payable in Dollars only, Eligible Instruments the payments of principal and interest on which when due (and without reinvestment and providing no tax liability will be imposed upon the Trustee or the Holders of the Debt Securities to be redeemed) will provide money on or prior to the Redemption Date in such amounts as will (together with any money irrevocably deposited in trust with the Trustee, without investment) be sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Debt Securities or portions thereof which are to be redeemed on that date provides however, that deposits with respect to Bearer Securities shall be made with a Paying Agent or Paying Agents located outside the United States except as otherwise provided in Section 1002, unless otherwise specified as contemplated by Section 301.

     SECTION 1106. Debt Securities Payable on Redemption Date.

     Notice of redemption having been given as aforesaid, the Debt Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Debt Securities shall cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Debt Security for redemption in accordance with said notice, such Debt Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that instalments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only upon presentation and surrender of coupons for such interest (at an office or agency located outside the United States except as otherwise provided in Section 1002), and provided further, that instalments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Debt Securities, or one or more Predecessor Securities, registered as such on the relevant Record Dates according to their terms and the provisions of Section 307.

     If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Bearer Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted without interest thereon; provided however, that interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside of the United States except as otherwise provided in
Section 1002.

     If any Debt Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Debt Security.

     SECTION 1107. Debt Securities Redeemed in Part.

     Any Registered Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Debt Security without service charge, a new Registered Security or Registered Securities of the same series and of like tenor and terms, of any authorized denominations as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Debt Security so surrendered.

                                 ARTICLE TWELVE

                                  SINKING FUNDS

     SECTION 1201. Applicability of Article.

     The provisions of this Article shall be applicable to any sinking fund for the retirement of Debt Securities of a series except as otherwise specified as contemplated by Section 301 for Debt Securities of such series.

     The minimum amount of any sinking fund payment provided for by the terms of Debt Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the term of Debt Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Debt Securities of any series, the amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Debt Securities of any series as provided for by the terms of Debt Securities of such series.

     SECTION 1202. Satisfaction of Sinking Fund Payments with Debt Securities.

     The Company (1) may deliver Outstanding Debt Securities of a series (other than any previously called for redemption), together in the case of any Bearer Securities of such series with all unmatured coupons appertaining thereto, and
(2) may apply as a credit Debt Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Debt Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Debt Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Debt Securities of such series required to be made pursuant to the terms of such Debt Securities as provided for by the terms of such series; provided that such Debt Securities have not been previously so credited. Such Debt Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Debt Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly. If as a result of the delivery or credit of Debt Securities in lieu of cash payments pursuant to this Section 1202, the principal amount of Debt Securities to be redeemed in order to exhaust the aforesaid cash payment shall be less than $100,000, the Trustee need not call Debt Securities for redemption, except upon Company Request, and such cash payment shall be held by the Trustee or a Paying Agent and applied to the next succeeding sinking fund payment, provided, however, that the Trustee or such Paying Agent shall at the request of the Company from time to time pay over and deliver to the Company any cash payment so being held by the Trustee or such Paying Agent upon delivery by the Company to the Trustee of Debt Securities purchased by the Company having an unpaid principal amount equal to the cash payment requested to be released to the Company.

     SECTION 1203. Redemption of Debt Securities for Sinking Fund.

     Not less than 60 days prior to each sinking fund payment date for any series of Debt Securities (unless a shorter period shall be satisfactory to the Trustee), the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash, the portion thereof, if any, which is to be satisfied by crediting Debt Securities of that series pursuant to Section 1202 and the basis for any such credit and, prior to or concurrently with the delivery of such Officers' Certificate, will also deliver to the Trustee any Debt Securities to be so credited and not theretofore delivered to the Trustee. Not less than 30 days (unless a shorter period shall be satisfactory to the Trustee) before each such sinking fund payment date the Trustee shall select the Debt Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in
Section 1104. Such notice having been duly given, the redemption of such Debt Securities shall be made upon the terms and in the manner stated in Sections 1105, 1106 and 1107.

                                ARTICLE THIRTEEN

                       REPAYMENT AT THE OPTION OF HOLDERS

     SECTION 1301. Applicability of Article.

     Debt Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity shall be repaid in accordance with their terms and (except as otherwise specified pursuant to Section 301 for Debt Securities of such series) in accordance with this Article.

     SECTION 1302. Repayment of Debt Securities.

     Each Debt Security which is subject to repayment in whole or in part at the option of the Holder thereof on a Repayment Date shall be repaid at the applicable Repayment Price together with interest accrued to such Repayment Date as specified pursuant to Section 301.

     SECTION 1303. Exercise of Option; Notice.

     Each Holder desiring to exercise such Holder's option for repayment shall, as conditions to such repayment, surrender the Debt Security to be repaid in whole or in part together with written notice of the exercise of such option at any office or agency of the Company in a Place of Payment, not less than 30 nor more than 45 days prior to


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                                       55

the Repayment Date; provided however, that surrender of Bearer Securities together with written notice of exercise of such option shall be made at an office or agency located outside the United States except as otherwise provided in Section 1002. Such notice, which shall be irrevocable, shall specify the principal amount of such Debt Security to be repaid, which shall be equal to the minimum authorized denomination for such Debt Security or an integral multiple thereof, and shall identify the Debt Security to be repaid and, in the case of a partial repayment of the Debt Security shall specify the denomination or denominations of the Debt Security or Debt Securities of the same series to be issued to the Holder for the portion of the principal of the Debt Security surrendered which is not to be repaid.

     If any Bearer Security surrendered for repayment shall not be accompanied by all unmatured coupons and all matured coupons in default, such Bearer Security may be paid after deducting from the Repayment Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to the Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Repayment Price, such Holder shall be entitled to receive the amount so deducted without interest thereon; provided, however, that interest represented by coupons shall be payable only at an office or agency located outside the United States except as otherwise provided in Section 1002.

     The Company shall execute and the Trustee shall authenticate and deliver without service charge to the Holder of any Registered Security so surrendered a new Registered Security or Securities of the same series, of any authorized denomination specified in the foregoing notice, in an aggregate principal amount equal to any portion of the principal of the Registered Security so surrendered which is not to be repaid.

     The Company shall execute and the Trustee shall authenticate and deliver without service charge to the Holder of any Bearer Security so surrendered a new Registered Security or Securities or new Bearer Security or Securities (and all appurtenant unmatured coupons and matured coupons in default) or any combination thereof of the same series of any authorized denomination or denominations specified in the foregoing notice, in an aggregate principal amount equal to any portion of the principal of the Debt Security so surrendered which is not to be paid, provided, however, that the issuance of a Registered Security therefor shall be subject to applicable laws and regulations, including provisions of the United States federal income tax laws and regulations in effect at the time of the exchange; neither the Company, the Trustee nor the Security Registrar shall issue Registered Securities for Bearer Securities if it has received an Opinion of Counsel that as a result of such issuance the Company would suffer adverse consequences under the United States federal income tax laws then in effect and the Company has delivered to the Trustee a Company Order directing the Trustee not to make such issuances thereafter unless and until the Trustee receives a subsequent Company Order to the contrary. The Company shall deliver copies of such Company Order to the Security Registrar.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the repayment of Debt Securities shall relate, in the case of any Debt Security repaid or to be repaid only in part, to the portion of the principal of such Debt Security which has been or is to be repaid.

     SECTION 1304. Election of Repayment by Remarketing Entities.

     The Company may elect, with respect to Debt Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity, at any time prior to any Repayment Date to designate one or more Remarketing Entities to purchase, at a price equal to the Repayment Price, Debt Securities of such series from the Holders thereof who give notice and surrender their Debt Securities in accordance with Section 1303.

     SECTION 1305. Securities Payable on the Repayment Date.

     Notice of exercise of the option of repayment having been given and the Debt Securities so to be repaid having been surrendered as aforesaid, such Debt Securities shall, unless purchased in accordance with Section 1304, on the Repayment Date become due and payable at the price therein specified and from and after the Repayment Date such Debt Securities shall cease to bear interest and shall be paid on the Repayment Date, and the coupons for such interest appertaining to Bearer Securities so to be repaid, except to the extent provided above, shall be void, unless the Company shall default in the payment of such price, in which case the Company shall continue to be obligated for the principal amount of such Debt Securities and shall be obligated to pay interest on such principal amount at the rate borne by such Debt Securities from time to time until payment in full of such principal amount.

                                ARTICLE FOURTEEN

                     MEETINGS OF HOLDERS OF DEBT SECURITIES

     SECTION 1401. Purposes for Which Meetings May Be Called.

     If Debt Securities of a series are issuable in whole or in part as Bearer Securities, a meeting of Holders of Debt Securities of such series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other Act provided by this Indenture to be made, given or taken by Holders of Debt Securities of such series.

     SECTION 1402. Call, Notice and Place of Meetings.

     (a) The Trustee may at any time call a meeting of Holders of Debt Securities of any series issuable as Bearer Securities for any purpose specified in Section 1401, to be held at such time and at such place in the City and County of San Francisco, the Borough of Manhattan, The City of New York, or in London as the Trustee shall determine. Notice of every meeting of Holders of Debt Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

     (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Debt Securities of any series shall have requested the Trustee to call a meeting of the Holders of Debt Securities of such series for any purpose specified in Section 1401, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Debt Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the City and County of San Francisco, the Borough of Manhattan, The City of New York, or in London for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

     SECTION 1403. Persons Entitled to Vote at Meetings.

     To be entitled to vote at any meeting of Holders of Debt Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Debt Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Debt Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Debt Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

     SECTION 1404. Quorum; Action.

     The Persons entitled to vote a majority in principal amount of the Outstanding Debt Securities of a series shall constitute a quorum for a meeting of Holders of Debt Securities of such series provided, however, that if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of not less than 66 2/3% in principal amount of the Outstanding Debt Securities of a series, the Persons entitled to vote 66 2/3% in principal amount of the Outstanding Debt Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Debt Securities of such series, be dissolved. In the absence of a quorum in any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairperson of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1402(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened.

Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Debt Securities of such series which shall constitute a quorum.

     Except as limited by the provisos to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Debt Securities of that series; provided, however, that, except as limited by the provisos to Section 902, any resolution with respect to any consent or waiver which this Indenture expressly provides may be given by the Holders of not less than 66 2/3% in principal amount of the Outstanding Debt Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid only by the affirmative vote of the Holders of 66 2/3% in principal amount of the Outstanding Debt Securities of that series; and provided, further, that, except as limited by the provisos to Section 902, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other Act which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Debt Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Debt Securities of that series.

     Any resolution passed or decision taken at any meeting of Holders of Debt Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Debt Securities of such series and the related coupons, whether or not present or represented at the meeting.

     SECTION 1405. Determination of Voting Rights; Conduct and Adjournment of Meetings.

     (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Debt Securities of such series in regard to proof of the holding of Debt Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Debt Securities shall be proved in the manner specified in
Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104 or, in the case of Bearer Securities, by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 104 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

     (b) The Trustee shall, by an instrument in writing, appoint a temporary chairperson of the meeting, unless the meeting shall have been called by the Company or by Holders of Debt Securities as provided in Section 1402(b), in which case the Company or the Holders of Debt Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairperson. A permanent chairperson and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Debt Securities of such series represented at the meeting.

     (c) At any meeting each Holder of a Debt Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount (or the equivalent in ECU, any other composite currency or a Foreign Currency) of Debt Securities of such series held or represented by him; provided however, that no vote shall be cast or counted at any meeting in respect of any Debt Security challenged as not Outstanding and ruled by the chairperson of the meeting not to be Outstanding. The chairperson of the meeting shall have no right to vote, except as a Holder of a Debt Security of such series or proxy.

     (d) Any meeting of Holders of Debt Securities of any series duly called pursuant to Section 1402 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Debt Securities of such series represented at the meeting, and the meeting may be held as so adjourned without further notice.

     SECTION 1406. Counting Votes and Recording Action of Meetings.

     The vote upon any resolution submitted to any meeting of Holders of Debt Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Debt Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Debt Securities of such series held or represented by them. The permanent chairperson of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of Debt Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1402 and, if applicable, Section 1404. Each copy shall be signed and verified by the affidavits of the permanent chairperson and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                 ARTICLE FIFTEEN

                                   DEFEASANCE

     Section 1501. Termination of Company's Obligations.

     With respect to any series of Debt Securities, if the Company deposits irrevocably in trust with the Trustee money and/or, to the extent such Debt Securities are denominated and payable in Dollars only, Eligible Instruments the payments of principal and interest on which when due (and without reinvestment and providing no tax liability will be imposed upon the Trustee or the Holders of such Debt Securities) will provide money in such amounts as will (together with any money irrevocably deposited in trust with the Trustee, without investment) be sufficient to pay principal (and premium, if any) and interest when due on the Debt Securities of such series and any coupons appertaining thereto and any mandatory sinking fund, repayment or analogous payments thereon on the scheduled due dates therefor at the Stated Maturity thereof, the Company's obligations under Sections 1004 and 1005 shall terminate with respect to the Debt Securities of the series for which such deposit was made; provided however, that (i) no Event of Default with respect to the Debt Securities of such series under Section 501(6) or 501(7) or event that with notice or lapse of time or both would constitute such an Event of Default shall have occurred and be continuing on such date and (ii) such termination shall not relieve the Company of its obligations under the Debt Securities of such series and this Indenture to pay when due the principal of (and premium, if any) and interest and additional amounts on such Debt Securities and any coupons appertaining thereto if such Debt Securities or coupons are not paid (or payment is not provided for) when due from the money and Eligible Instruments (and the proceeds thereof) so deposited.

     It shall be a condition to the deposit of cash and/or Eligible Instruments and the termination of the Company's obligations with respect to the Debt Securities of any series under Sections 1004 and 1005 pursuant to the provisions of this Section that the Company deliver to the Trustee (i) an opinion of nationally recognized independent tax counsel to the effect that (a) Holders of Debt Securities of such series and any coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit and termination and (b) such Holders (and future Holders) will be subject to tax in the same amount, manner and timing as if such deposit and termination has not occurred and (ii) an Officers' Certificate to the effect that under the laws in effect on the date such money and/or Eligible Instruments are deposited with the Trustee, the amount thereof will be sufficient, after payment of all Federal, state and local taxes in respect thereof payable by the Trustee, to pay principal (and premium, if any) and interest when due on the Debt Securities of such series and any coupons appertaining thereto.

     It shall be an additional condition to the deposit of cash and/or Eligible Instruments and the termination of the Company's obligations under Sections 1004 and 1005 pursuant to the provisions of this Section, with respect to the Debt Securities of any series then listed on the New York Stock Exchange, that the Company deliver an Opinion of

Counsel that the Debt Securities of such series will not be delisted from the New York Stock Exchange as a result of such deposit and termination.

     After a deposit as provided herein, the Trustee shall, upon Company Request, acknowledge in writing the discharge of the Company's obligations with respect to the Debt Securities of such series under Sections 1004 and 11005 pursuant to the provisions of this Section.

     SECTION 1502. Repayment to Company.

     The Trustee and any Paying Agent shall promptly pay to the Company upon Company Request any money or Eligible Instruments not required for the payment of the principal of (and premium, if any) and interest on the Debt Securities of any series and any related coupons for which money or Eligible Instruments have been deposited pursuant to Section 1501 held by them at any time.

     The Trustee and any Paying Agent shall pay to the Company upon Company Request any money held by them for the payment of principal (and premium, if any) and interest that remains unclaimed for two years after the Maturity of the Debt Securities for which a deposit has been made pursuant to Section 1301. After such payment to the Company, the Holders of the Debt Securities of such series and any related coupons shall thereafter, as unsecured general creditors, look only to the Company for the payment thereof.

     SECTION 1503. Indemnity for Eligible Instruments.

     The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the deposited Eligible Instruments or the principal or interest received on such Eligible Instruments.


                                    * * * * *

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                        BANKAMERICA CORPORATION


                                        By           RICHARD LAIDERMAN
                                           -------------------------------------
                                                   Senior Vice President
[CORPORATE SEAL]


Attest:


             CHERYL SOROKIN
----------------------------------------
                Secretary



                                        BANKERS TRUST COMPANY OF CALIFORNIA,
                                        NATIONAL ASSOCIATION


                                        By           LAWRENCE J. BELL
                                           -------------------------------------
                                                 Assistant Vice President



[CORPORATE SEAL]


Attest:


             JAMES J. McGRAW
----------------------------------------
           Assistant Secretary

STATE OF CALIFORNIA               )
                                  ) ss.
CITY AND COUNTY OF SAN FRANCISCO  )


     On this 21st day of January, 1992 before me, a notary public in and for said State, personally appeared RICHARD LAIDERMAN, known to me to be a senior vice president of BANKAMERICA CORPORATION, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


[NOTARIAL SEAL]


                                                   ELIZABETH A. PROSEK
                                        ----------------------------------------
                                                      NOTARY PUBLIC


                                        In and for the State of California with
                                        principal office in the City and County
                                        of San Francisco.


                                          My Commission Expires June 8, 1992

STATE OF CALIFORNIA                )
CITY AND COUNTY OF SAN FRANCISCO   ) ss.
                                   )

     On this 21st day of January, 1992 before me, a notary public in and for said State, personally appeared LAWRENCE J. BELL, known to me to be an assistant vice president of Bankers Trust Company of California, National Association, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

[NOTARIAL SEAL]


                                                    GLENN W. ANDERSEN
                                        ----------------------------------------
                                                      NOTARY PUBLIC

                                        In and for the State of California with
                                        principal office in the City and County
                                        of San Francisco.


                                          My Commission Expires July 18, 1992

                                                                     EXHIBIT A-l

                [Form of Certificate of Beneficial Ownership by a
              Non-United States Person or by Certain Other Persons]

                                   Certificate

                             BANKAMERICA CORPORATION

                   [Insert title or sufficient description of
                        Debt Securities to be delivered]

     Reference is hereby made to the Indenture dated as of November 1, 1991 (the "Indenture") between BankAmerica Corporation and Bankers Trust Company of California, National Association, as trustee (the "Trustee") covering the above-captioned Debt Securities. This is to certify that as of the date hereof, _____________________________ principal amount of Debt Securities credited to you for our account (i) is owned by persons that are not United States Persons, as defined below; (ii) is owned by United States Persons that are (a) foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or (b) United States Persons who acquired the Notes through foreign branches of United States financial institutions and who hold the Notes through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution encloses herewith a certificate in the form of Exhibit A-2 to the Indenture); or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), which United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) certify that they have not acquired the Notes for purposes of resale directly or indirectly to a United States Person or to a person within the United States or its possessions.

     [Insert if certificate does not relate to an interest payment--We undertake to advise you by tested telex followed by written confirmation if the above statement as to beneficial ownership is not correct on the date of delivery of the above-captioned Debt Securities in bearer form as to all of such Debt Securities with respect to such of said Debt Securities as then appear in your books as being held for our account.] We understand that this certificate is required in connection with United States tax laws. We irrevocably authorize you to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings with respect to the matters covered by this certificate. "United States Person" shall mean a citizen or resident of the United States of America (including the District of Columbia), a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof or an estate or trust that is subject to United States federal income taxation regardless of the source of its income.

     [This certificate excepts and does not relate to _______ principal amount of Debt Securities credited to you for our account and to which we are not now able to make the certification set forth above. We understand that definitive Debt Securities cannot be delivered and interest cannot be paid until we are able to so certify with respect to such principal amount of Debt Securities.]*


Dated___________________________________


[To be dated on or after
______________________________ (the
date determined as provided in the
Indenture)]

                                             [Name of Person Entitled to Receive
                                                      Bearer Security]


                                        ________________________________________
                                                 (Authorized Signatory)

                                        Name____________________________________

                                        Title___________________________________







----------
     * Delete if inappropriate

                                                                     EXHIBIT A-2

                       (Form of Certificate of Status as a
            Foreign Branch of a United States Financial Institution]

                                   Certificate

                             BANKAMERICA CORPORATION


   [Insert title or sufficient description of Debt Securities to be delivered]

     Reference is hereby made to the Indenture dated as of November 1, 1991 (the "Indenture"), between BankAmerica Corporation and Bankers Trust Company of California, National Association, as trustee, relating to the offering of the above-captioned Debt Securities (the "Debt Securities"). Unless herein defined, terms used herein have the same meaning as given to them in the Indenture.

     The undersigned represents that it is a branch located outside the United States of a United States securities clearing organization, bank or other financial institution (as defined in U.S. Treasury Regulation Section l.165-12(c)(1)(v)) that holds customers' securities in the ordinary course of its trade or business and agrees, and authorizes you to advise the issuer or the issuer's agent, that it will comply with the requirements of Section
1650)(3)(A), (B) or (C) of the Internal Revenue Code of 1986 and the regulations thereunder and is not purchasing for resale directly or indirectly to a United States Person or to a person within the United States or its possessions. We undertake to advise you by tested telex followed by written confirmation if the statement in the immediately preceding sentence is not correct on the date of delivery of the above-captioned Debt Securities in bearer form.

     We understand that this certificate is required in connection with the United States tax laws. We irrevocably authorize you to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings with respect to the matters covered by this certificate.


Dated___________________________________


[To be dated on or after
______________________________ (the
date determined as provided in the
Indenture)]

                                             [Name of Person Entitled to Receive
                                                      Bearer Security]


                                        ________________________________________
                                                 (Authorized Signatory)

                                        Name____________________________________

                                        Title___________________________________

                                                                       EXHIBIT B


          [Form of Certificate to be Given by Euroclear and Cedel S.A.
             in Connection with the Exchange of All or a Portion of
      a Temporary Global Security or to Obtain Interest Prior to Exchange]

                                   Certificate

                             BANKAMERICA CORPORATION

   [Insert title or sufficient description of Debt Securities to be delivered]

     We refer to that portion, _________________ of the Global Security representing the above-captioned issue [which is herewith submitted to be exchanged for definitive Debt Securities]* [for which we are seeking to obtain payment of interest]* (the "Submitted Portion"). This is to certify, pursuant to the Indenture dated as of November 1, 1991 (the "Indenture") between BankAmerica Corporation and Bankers Trust Company of California, National Association, as trustee (the "Trustee"), that we have received in writing, by tested telex or by electronic transmission from member organizations with respect to each of the persons appearing in our records as being entitled to a beneficial interest in the Submitted Portion a Certificate of Beneficial Ownership by a Non-United States Person or by Certain Other Persons [and, in some cases, a Certificate of Status as a Foreign Branch of a United States Financial Institution, authorizing us to inform the issuer or the issuer's agent that it will comply with the requirements of Section 165(j) (3) (A), (B) or (C) of the Internal Revenue Code of 1986 and the regulations thereunder] substantially in the form of Exhibit A-1 [and A-2]* to the Indenture.

     We hereby request that you deliver to the office of ___________________ in __________________ definitive Bearer Securities in the denominations on the attached Schedule A.

     We further certify that as of the date hereof we have not received any notification from any of the persons giving such certificates to the effect that the statements made by them with respect to any part of the Submitted Portion are no longer true and cannot be relied on as of the date hereof.


Dated:______________________________


                                        (MORGAN GUARANTY TRUST COMPANY
                                        OF NEW YORK, BRUSSELS OFFICE, as
                                        Operator of the Euroclear System]
                                        [CEDEL S.A.]


                                        By______________________________________





----------
     * Delete if inappropriate.

                             BANKAMERICA CORPORATION

                                       TO

                 FIRST TRUST OF CALIFORNIA, NATIONAL ASSOCIATION

                                            Trustee


                                   ----------




                          FIRST SUPPLEMENTAL INDENTURE

                           Dated as of August 1, 1994


                                   ----------




                            Supplemental to Indenture
                          Dated as of November 1, 1991

                          FIRST SUPPLEMENTAL INDENTURE


     First Supplemental Indenture (the "Indenture"), dated as of August 1, 1994, between BankAmerica Corporation, a Delaware corporation (hereinafter called the "Company"), having its principal office at Bank of America Center, 555 California Street, San Francisco, California 94104, and First Trust of California, National Association, a national banking association (hereinafter called "Trustee"), having its principal corporate trust office at 101 California Street, San Francisco, California 94111.

     The Company has previously executed and delivered to the Trustee's predecessor in interest an Indenture dated as of November 1, 1991 (hereinafter called the "Original Indenture"), providing for the issuance from time to time of one or more series of securities (herein called the "Debt Securities").

     The Company desires and has requested the Trustee pursuant to Section 901(5) of the Original Indenture to join with it in the execution and delivery of this Indenture in order to amend the Original Indenture in a First Supplemental Indenture as set forth herein with respect solely to series of Debt Securities created and issued on or after the date hereof.

     Section 901(5) of the Original Indenture provides that a supplemental indenture may be entered into by the Company and the Trustee without the consent of any Holders to change or eliminate any of the provisions of the Original Indenture, provided that any such change or elimination (a) shall become effective only when there is no Debt Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision or (b) shall not apply to any Debt Security Outstanding.

     All things necessary to make this Indenture a valid agreement of the Company and the Trustee and a valid amendment to the Original Indenture have been done.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Debt Securities of any series created and issued on or after the date hereof by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Debt Securities of any such series:

          (a) that Subsection (5) of Section 501, ."Events of Default", is hereby deleted; and

          (b) that nothing in this Indenture shall: (i) apply to, or alter the rights and remedies conferred by the Original

     Indenture upon, Debt Securities of any series created and issued prior to the date hereof or (ii) affect the rights, remedies and duties of the Trustee under the Original Indenture with respect to such Debt Securities.

     IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                        BANKAMERICA CORPORATION


                                        By: /s/ SHAUN M. MCGUIRE
                                            ------------------------------------
                                                Senior Vice President


[Corporate Seal]


Attest:


/s/ Cheryl Sorokin
----------------------------------
          Secretary


                                        FIRST TRUST OF CALIFORNIA,
                                          NATIONAL ASSOCIATION


                                        By: /s/ LISA D. JONES
                                            ------------------------------------
                                                Senior Vice President


[Corporate Seal]


Attest:


/s/ [ILLEGIBLE]
----------------------------------
          Secretary

STATE OF CALIFORNIA              )
                                 ) ss.
CITY AND COUNTY OF SAN FRANCISCO )

     On this 19th day of August, 1994 before me, a notary public in and for said State, personally appeared SHAUN M. MAGUIRE, known to me to be a senior vice president of BANKAMERICA CORPORATION, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                        /s/ JANET E. SULLIVAN
                                        ---------------------------------------
[NOTARIAL SEAL]                         NOTARY PUBLIC
                                        In and for the State of California with
                                        principal office in the City and County
                                        of San Francisco.

                                        My Commission Expires 6/21/96.


                 [SEAL]
----------------------------------------
            JANET E. SULLIVAN
             Comm. # 967863
       NOTARY PUBLIC - CALIFORNIA
    City and County of San Francisco
     My Comm. Expires Jun. 21, 1996
----------------------------------------

STATE OF CALIFORNIA              )
                                 ) ss.
CITY AND COUNTY OF SAN FRANCISCO )


     On this 19th day of August, 1994 before me, a notary public in and for said State, personally appeared Lisa D. Jones, known to me to be a vice president of FIRST TRUST OF CALIFORNIA, NATIONAL ASSOCIATION, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                        /s/ JANET E. SULLIVAN
                                        ---------------------------------------
[NOTARIAL SEAL]                         NOTARY PUBLIC
                                        In and for the State of California with
                                        principal office in the City and County
                                        of San Francisco.

                                        My Commission Expires 6/21/96.


                 [SEAL]
----------------------------------------
            JANET E. SULLIVAN
             Comm. # 967863
       NOTARY PUBLIC - CALIFORNIA
    City and County of San Francisco
     My Comm. Expires Jun. 21, 1996
----------------------------------------

--------------------------------------------------------------------------------

                             BankAmerica Corporation
                          NationsBank (DE) Corporation

--------------------------------------------------------------------------------

                          SECOND SUPPLEMENTAL INDENTURE

                         Dated as of September 30, 1998

                       Supplementing the Indenture, dated
                         as of November 1, 1991, between
                           BankAmerica Corporation and
                      U.S. Bank Trust National Association
               (successor to Bankers Trust Company of California,
                      National Association, and First Trust
                      of California, National Association),
                                   as Trustee


--------------------------------------------------------------------------------

        SECOND SUPPLEMENTAL INDENTURE, dated as of September 30, 1998 (the "Second Supplemental Indenture"), among NationsBank (DE) Corporation, a Delaware corporation ("NationsBank (DE)") and a direct wholly owned subsidiary of NationsBank Corporation, a North Carolina corporation ("NationsBank"), BankAmerica Corporation, a Delaware corporation ("BankAmerica"), and U.S. Bank Trust National Association (successor to Bankers Trust Company of California, National Association, and First Trust of California, National Association), as Trustee (the "Trustee") under the Indenture referred to herein;

        WHEREAS, BankAmerica and the Trustee heretofore executed and delivered an Indenture, dated as of November 1, 1991, as amended by the First Supplemental Indenture dated as of August 1, 1994 (the "Indenture"); and

        WHEREAS, pursuant to the Indenture BankAmerica issued and the Trustee authenticated and delivered one or more series of BankAmerica's Notes (the "Securities"); and

        WHEREAS, NationsBank and BankAmerica have entered into the Agreement and Plan of Reorganization, dated as of April 10, 1998, pursuant to which (i) NationsBank will merge (the "Reincorporation Merger") with and into NationsBank
(DE), in accordance with the terms and conditions of the Plan of Reincorporation Merger by and between NationsBank and NationsBank (DE), dated as of August 3, 1998, with NationsBank (DE) as the surviving corporation in the Reincorporation Merger, and (ii) BankAmerica will thereafter merge (the "Merger," and together with the Reincorporation Merger, the "Reorganization")with and into NationsBank
(DE), with NationsBank (DE) as the surviving corporation in the Merger; and

        WHEREAS, the Reorganization is expected to be consummated on September 30, 1998; and

        WHEREAS, Section 801 of the Indenture provides that in the case of the Reorganization, NationsBank (DE) shall expressly assume by supplemental indenture all the obligations under the Securities and the Indenture on the part of BankAmerica to be performed or observed; and

        WHEREAS, Section 901(1) of the Indenture provides that BankAmerica and the Trustee may amend the Indenture and the Securities without notice to or consent of any Holders of the Securities in order to comply with Article Eight of the Indenture; and

        WHEREAS, this Second Supplemental Indenture has been duly authorized by all necessary corporate action on the part of each of NationsBank (DE) and BankAmerica.

        NOW, THEREFORE, NationsBank (DE), BankAmerica and the Trustee agree as follows for the equal and ratable benefit of the Holders of the Securities:

                                    ARTICLE I
                       ASSUMPTION BY SUCCESSOR CORPORATION

        SECTION 1.1. Assumption of the Securities. NationsBank (DE) hereby expressly assumes the due and punctual payment of the principal of (and premium, if any) and interest (including all additional amounts, if any, payable pursuant to Section 1006) on the Securities and any related coupons and the performance of every covenant of the Indenture on the part of BankAmerica to be performed or observed.

        SECTION 1.2. Trustee's Acceptance. The Trustee hereby accepts this Second Supplemental Indenture and agrees to perform the same under the terms and conditions set forth in the Indenture.

                                   ARTICLE II
                                  MISCELLANEOUS

        SECTION 2.1. Effect of Supplemental Indenture. Upon the later to occur of (i) the execution and delivery of this Second Supplemental Indenture by NationsBank (DE), BankAmerica and the Trustee and (ii) the consummation of the Reorganization, the Indenture shall be supplemented in accordance herewith, and this Second Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Securities heretofore or hereafter authenticated and delivered under the Indenture shall be bound thereby.

        SECTION 2.2. Indenture Remains in Full Force and Effect. Except as supplemented hereby, all provisions in the Indenture shall remain in full force and effect.

        SECTION 2.3. Indenture and Supplemental Indenture Construed Together. This Second Supplemental Indenture is an indenture supplemental to and in implementation of the Indenture, and the Indenture and this Second Supplemental Indenture shall henceforth be read and construed together.

        SECTION 2.4. Confirmation and Preservation of Indenture. The Indenture as supplemented by this Second Supplemental Indenture is in all respects confirmed and preserved.

        SECTION 2.5. Conflict with Trust Indenture Act. If any provision of this Second Supplemental Indenture limits, qualifies or conflicts with any provision of the Trust Indenture Act ("TIA") that is required under the TIA to be part of and govern any provision of this Second Supplemental Indenture, the provision of the TIA shall control. If any provision of this Second Supplemental Indenture modifies or excludes any provision of the TIA that may be so modified or excluded, the provision of the TIA shall be deemed to apply to the Indenture as so modified or to be excluded by this Second Supplemental Indenture, as the case may be.

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

        SECTION 2.6. Severability. In case any provision in this Second Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        SECTION 2.7. Terms Defined in the Indenture. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Indenture.

        SECTION 2.8. Headings. The Article and Section headings of this Second Supplemental Indenture have been inserted for convenience of reference only, are not to be considered part of this Supplemental Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

        SECTION 2.9. Benefits of Second Supplemental Indenture, etc. Nothing in this Second Supplemental Indenture or the Securities, express or implied, shall give to any Person, other than the parties hereto and thereto and their successors hereunder and thereunder and the Holders of the Securities, any benefit of any legal or equitable right, remedy or claim under the Indenture, this Second Supplemental Indenture or the Securities.

        SECTION 2.10. Successors. All agreements of NationsBank (DE) in this Second Supplemental Indenture shall bind its successors. All agreements of the Trustee in this Second Supplemental Indenture shall bind its successors.

        SECTION 2.11. Trustee Not Responsible for Recitals. The recitals contained herein shall be taken as the statements of BankAmerica and NationsBank
(DE), and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to, and shall not be responsible for, the validity or sufficiency of this Second Supplemental Indenture.

        SECTION 2.12. Certain Duties and Responsibilities of the Trustees. In entering into this Second Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability or affording protection to the Trustee, whether or not elsewhere herein so provided.

        SECTION 2.13. Governing Law. This Second Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the jurisdiction which govern the Indenture and its construction.

        SECTION 2.14. Counterpart originals. The parties may sign any number of copies of this Second Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.


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        IN WITNESS WHEREOF, the parties have caused this Second Supplemental
Indenture to be duly executed as of the date first written above.


                                        NationsBank (DE) Corporation


                                        By:    /s/ John E. Mack
                                           ---------------------------------
                                               Name: John E. Mack
                                               Title: Senior Vice President
Attest:

        /s/ James W. Kiser
----------------------------
Secretary

                                        BankAmerica Corporation


                                        By:    /s/ S.M. Maguire
                                           ---------------------------------
                                               Name: S.M. Maguire
                                               Title: Senior Vice President and
                                                      Assistant Treasurer
Attest:

        /s/ Cheryl Sorokin
----------------------------
Secretary

                                        U.S. Bank Trust National Association, as
                                        Trustee


                                        By:    /s/ Judy P. Manansala
                                           ---------------------------------
                                               Name: Judy P. Manansala
                                               Title: Trust Officer
Attest:

        [illegible signature]
----------------------------

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